Exhibit 99.2

DIGITAL
REALTY
TRUST
Fourth Quarter 2010

A FOCUS ON FUNDAMENTALS: SHARE THE SUCCESS

Supplemental Operating and Financial Data

December 31, 2010

DIGITAL REALTY TRUST

This Supplemental Operating and Financial Data package is not an offer to sell or solicitation to buy securities of Digital Realty Trust, Inc.
Any offers to sell or solicitations to buy securities of Digital Realty Trust, Inc. shall be made only by means of a prospectus approved for that purpose.

DIGITAL REALTY TRUST, INC.

Fourth Quarter 2010

DIGITAL REALTY TRUST, INC.

Fourth Quarter 2010

Statement Regarding Forward-Looking Statements

This supplemental package contains forward-looking statements within the meaning of the federal securities laws, including information related to run-rate net operating income, trends, leasing expectations, weighted average lease terms, the exercise of lease extensions, lease expirations, debt maturities, annualized rent at expiration of leases, the effect new leases and increases in rental rates will have on our rental revenue, our credit ratings, projected construction costs and other forward-looking financial data. Such statements are based on management’s beliefs and assumptions made based on information currently available to management. Such statements are subject to risks, uncertainties and assumptions and are not guarantees of future performance and may be affected by known and unknown risks, trends, uncertainties and factors that are beyond our control. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those anticipated, estimated or projected. Some of the risks and uncertainties that may cause our actual results, performance or achievements to differ materially from those expressed or implied by forward-looking statements include, among others, the following:

•	the impact of the recent deterioration in global economic, credit and market conditions;

•	current local economic conditions in our geographic markets;

•	decreases in information technology spending, including as a result of economic slowdowns or recession;

•	adverse economic or real estate developments in our industry or the industry sectors that we sell to (including risks relating to decreasing real estate valuations and impairment charges);

•	our dependence upon significant tenants;

•	bankruptcy or insolvency of a major tenant or a significant number of smaller tenants;

•	defaults on or non-renewal of leases by tenants;

•	our failure to obtain necessary debt and equity financing;

•	increased interest rates and operating costs;

•	our failure to repay debt when due or our breach of covenants or other terms contained in our loan facilities and agreements;

•	financial market fluctuations;

•	changes in foreign currency exchange rates;

•	our inability to manage our growth effectively;

•	difficulty acquiring or operating properties in foreign jurisdictions;

•	our failure to successfully operate acquired or redeveloped properties;

•	risks related to joint venture investments, including as a result of our lack of control of such investments;

•	delays or unexpected costs in development or redevelopment of properties;

•	decreased rental rates or increased vacancy rates;

•	increased competition or available supply of data center space;

•	our inability to successfully develop and lease new properties and space held for redevelopment;

•	our difficulties in identifying properties to acquire and completing acquisitions;

•	our inability to acquire off-market properties;

•	our inability to comply with the rules and regulations applicable to reporting companies;

•	our failure to maintain our status as a REIT;

•	possible adverse changes to tax laws;

•	restrictions on our ability to engage in certain business activities;

•	environmental uncertainties and risks related to natural disasters;

•	changes in foreign laws and regulations, including those related to taxation and real estate ownership and operation; and

•	changes in real estate and zoning laws and increases in real property tax rates.

The risks included here are not exhaustive, and additional factors could adversely affect our business and financial performance. We discussed a number of additional material risks in our annual report on Form 10-K for the year ended December 31, 2009, and other filings with the Securities and Exchange Commission. Those risks continue to be relevant to our performance and financial condition. Moreover, we operate in a very competitive and rapidly changing environment. New risk factors emerge from time to time and it is not possible for management to predict all such risk factors, nor can it assess the impact of all such risk factors on the business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. We expressly disclaim any responsibility to update forward-looking statements, whether as a result of new information, future events or otherwise.

DIGITAL REALTY TRUST, INC.

Fourth Quarter 2010

Corporate Information

Corporate Profile

Digital Realty Trust, Inc. owns, acquires, redevelops, develops and manages technology-related real estate. The Company is focused on providing Turn-Key Datacenter® and Powered Base Building® datacenter solutions for domestic and international tenants across a variety of industry verticals ranging from information technology and Internet enterprises, to manufacturing and financial services. The Company’s 96 properties, excluding two properties held as investments in unconsolidated joint ventures, contain applications and operations critical to the day-to-day operations of technology industry tenants and corporate enterprise datacenter tenants. Comprising approximately 16.8 million net rentable square feet, including approximately 2.2 million square feet of space held for redevelopment, Digital Realty Trust’s property portfolio is located throughout North America, Europe and Asia. For additional information, please visit the company’s website at www.digitalrealtytrust.com.

Corporate Headquarters

560 Mission Street, Suite 2900

San Francisco, California 94105

Telephone: (415) 738-6500

Facsimile: (415) 738-6501

Web site: www.digitalrealtytrust.com

Senior Management

Richard A. Magnuson: Chairman

Michael F. Foust: Chief Executive Officer

A. William Stein: Chief Financial Officer and Chief Investment Officer

Scott E. Peterson: Senior Vice President, Chief Acquisitions Officer

David J. Caron: Senior Vice President, Portfolio Management

Investor Relations

To request an Investor Relations package or be added to our e-mail distribution list, please visit our website:

www.digitalrealtytrust.com	(Proceed to Information Request in the Investor Relations section)

Analyst Coverage

Credit Suisse	UBS	JMP Securities	Deutsche Bank	Macquarie
Andrew Rosivach	Ross Nussbaum	William C. Marks	John Perry	Rob Stevenson
(415) 249-7941	(212) 713-2484	(415) 835-8944	(212) 250-4912	(212) 231-8068

Suzanne Kim	Robert Salisbury	Mitch Germain	Vincent Chao	Nicolas Yulico
(415) 249-7943	(212) 713-4760	(212) 906-3546	(212) 250-6799	(212) 231-8028

Green Street	FBR	Citigroup	Baird	Bank of America
John Stewart	Sri Nagarajan	Michael Bilerman	Christopher R. Lucas	Jeffrey Spector
(949) 640-8780	(646) 885-5429	(212) 816-1685	(703) 821-5780	(646) 855-1363

Lukas Hartwich	Evan Smith	Mark Montandon	David S. Nebinski	Jana Galan
(949) 640-8780	(646) 885-6431	(212) 816-6243	(703) 918-7854	(646) 855-3081

RBC Capital Markets	Raymond James	KeyBanc Capital Markets	ISI	Stifel Nicolaus
Dave Rodgers	Paul D. Puryear	Jordan Sadler	Steve Sakwa	Todd Weller
(440) 715-2647	(727) 567-2253	(917) 368-2280	(212) 446-9462	(443) 224-1305

Mike Carroll	William A. Crowe	Craig Mailman	George Auerbach	Ben Lowe
(440) 715-2649	(727) 567-2594	(917) 368-2316	(212) 446-9459	(443) 224-1264

Oppenheimer	Guggenheim	Barclays Capital	Goldman Sachs	Jefferies
Timothy Horan	Michael Bowen	Ross Smotrich	Sloan Bohlen	Omotayo Okusanya
(227) 667-8137	(212) 381-4162	(212) 526-2306	(212) 902-2796	(212) 336-7076

	Brian Siu	Matthew Rand	Conor Fennerty	Jonathan Petersen
	(212) 292-4778	(212) 526-0248	(212) 902-4227	(212) 336-7454

This Supplemental Operating and Financial Data package supplements the information provided in our quarterly and annual reports filed with the Securities and Exchange Commission. Additional information about us and our properties is also available at our website www.digitalrealtytrust.com.

DIGITAL REALTY TRUST, INC.

Fourth Quarter 2010

Corporate Information

Stock Listing Information

The stock of Digital Realty Trust, Inc. is traded primarily on the New York Stock Exchange under the following symbol:

Common Stock:	DLR

Note that symbols may vary by stock quote provider.

Credit Ratings

Standard & Poors
Corporate Credit Rating	BBB	(Stable Outlook)

Moody’s
Issuer Rating	Baa2	(Stable Outlook)

Fitch
Issuer Default Rating	BBB	(Stable Outlook)
Preferred Stock	BB+	(Stable Outlook)

These credit ratings may not reflect the potential impact of risks relating to the structure or trading of the Company’s securities and are provided solely for informational purposes. Credit ratings are not recommendations to buy, sell or hold any security, and may be revised or withdrawn at any time by the issuing organization in its sole discretion. The Company does not undertake any obligation to maintain the ratings or to advise of any change in ratings. Each agency’s rating should be evaluated independently of any other agency’s rating. An explanation of the significance of the ratings may be obtained from each of the rating agencies.

Common Stock Price Performance

The following summarizes recent activity of Digital Realty Trust’s common stock (DLR):

	4th Quarter 2010	3rd Quarter 2010	2nd Quarter 2010	1st Quarter 2010	4th Quarter 2009	3rd Quarter 2009	2nd Quarter 2009	1st Quarter 2009
High Price *	$62.40	$64.06	$64.17	$56.60	$50.81	$48.21	$39.84	$35.70
Low Price *	$47.42	$56.23	$51.77	$46.21	$42.94	$34.27	$32.14	$24.96
Closing Price, end of quarter *	$51.54	$61.70	$57.68	$54.20	$50.28	$45.71	$35.85	$33.18
Average daily trading volume *	1,665,345	1,094,573	1,254,652	975,779	1,149,605	1,362,583	2,258,424	2,074,752
Indicated dividend per common share **	$2.120	$2.120	$1.920	$1.920	$1.800	$1.440	$1.320	$1.320
Closing annual dividend yield, end of quarter	4.1%	3.4%	3.3%	3.5%	3.6%	3.2%	3.7%	4.0%
Closing shares and units outstanding, end of quarter ***	96,622,670	94,895,869	92,586,978	83,638,744	82,231,880	82,173,996	82,013,377	81,980,716
Closing market value of shares and units outstanding (thousands), end of quarter	$4,979,932	$5,855,075	$5,340,417	$4,533,220	$4,134,619	$3,756,173	$2,940,180	$2,720,120

*	New York Stock Exchange trades only.
**	On an annual basis.
***	As of December 31, 2010, the total number of shares and units includes 91,159,221 shares of common stock, 3,937,827 common units held by third parties and 1,525,622 common units, vested and unvested long-term incentive units and vested and unvested class C units held by officers and directors, and excludes all unexercised common stock options and all shares potentially issuable upon exchange of our 4.125% exchangeable senior debentures due 2026 and 5.50% exchangeable senior debentures due 2029 or upon conversion of our series C and series D cumulative convertible preferred stock.

This Supplemental Operating and Financial Data package supplements the information provided in our quarterly and annual reports filed with the Securities and Exchange Commission. Additional information about us and our properties is also available at our website www.digitalrealtytrust.com.

DIGITAL REALTY TRUST, INC.

Fourth Quarter 2010

Ownership Structure

As of December 31, 2010

Partner	# of Units (2)	% Ownership

Digital Realty Trust, Inc.	91,159,221	94.3%
Cambay Tele.com, LLC (3)	3,937,827	4.1%
Wave Exchange, LLC (3)	—	0.0%
Directors, Executive Officers and Others	1,525,622	1.6%

Total	96,622,670	100.0%

(1)	Reflects limited partnership interests held by our officers and directors in the form of common units and vested and unvested long-term incentive units and excludes all unexercised common stock options.
(2)	The total number of shares and units includes 91,159,221 shares of common stock, 3,937,827 common units held by third parties and 1,525,622 common units, vested and unvested long-term incentive units and vested and unvested class C units held by officers and directors, and excludes all unexercised common stock options and all shares potentially issuable upon exchange of our 4.125% exchangeable senior debentures due 2026 and 5.50% exchangeable senior debentures due 2029 or upon conversion of our series C and series D cumulative convertible preferred stock.
(3)	These third-party contributors received the common units (along with cash and our operating partnership’s assumption of debt) in exchange for their interests in 200 Paul Avenue 1-4, 1100 Space Park Drive, the eXchange colocation business and other specified assets and liabilities. Includes 409,913 common units held by the members of Cambay Tele.com, LLC.

DIGITAL REALTY TRUST, INC.

Fourth Quarter 2010

Key Quarterly Financial Data

(Unaudited and dollars in thousands, except per share data)

	For the three months ended or as of
	31-Dec-10		30-Sep-10		30-Jun-10		31-Mar-10		31-Dec-09		30-Sep-09		30-Jun-09		31-Mar-09
Shares and Units at End of Quarter

Common shares outstanding	91,159,221		89,419,253		87,049,946		78,176,655		76,812,783		76,519,219		76,140,807		76,042,511
Common units outstanding	5,463,449		5,476,616		5,537,032		5,462,089		5,419,097		5,654,777		5,872,570		5,938,205

Total shares and operating partnership units	96,622,670		94,895,869		92,586,978		83,638,744		82,231,880		82,173,996		82,013,377		81,980,716

Enterprise Value

Market value of common equity (1)	$4,979,932		$5,855,075		$5,340,417		$4,533,220		$4,134,619		$3,756,173		$2,940,180		$2,720,120
Liquidation value of preferred equity	519,681		582,931		686,611		686,637		686,637		686,637		686,637		686,637
Total debt at balance sheet carrying value	2,806,954		2,721,599		2,124,710		2,168,209		1,784,444		1,599,270		1,519,506		1,439,688

Total enterprise value	$8,306,567		$9,159,605		$8,151,738		$7,388,066		$6,605,700		$6,042,080		$5,146,323		$4,846,445

Total debt/Total enterprise value	33.8%		29.7%		26.1%		29.3%		27.0%		26.5%		29.5%		29.7%

Selected Balance Sheet Data

Investments in real estate (before depreciation)	$5,245,177		$4,953,540		$4,094,476		$4,003,523		$3,616,714		$3,416,083		$3,283,874		$3,155,062
Total assets	5,329,483		5,170,899		4,501,032		4,147,586		3,745,059		3,532,418		3,444,708		3,351,613
Total liabilities	3,274,820		3,122,030		2,469,143		2,499,081		2,110,258		1,878,259		1,773,344		1,705,537

Selected Operating Data

Total operating revenues from continuing operations	$238,672		$237,486		$197,464		$191,779		$169,774		$163,227		$155,007		$149,134
Total operating expenses from continuing operations	166,112		177,085		143,314		136,584		119,690		117,571		112,161		109,931
Interest expense from continuing operations	36,583		36,737		33,162		30,902		24,451		22,559		22,495		18,937
Net income	36,298		23,626		19,902		25,586		24,897		23,945		21,203		21,189
Net income available to common stockholders	24,865		9,639		9,091		14,744		14,286		12,406		10,271		10,295

Financial Ratios

EBITDA (2)	$138,994		$117,930		$104,188		$103,894		$90,840		$85,737		$82,241		$75,972
Adjusted EBITDA (3)	$150,427		$131,917		$114,999		$114,736		$101,451		$97,276		$93,173		$86,866
Cash interest expense (4)	$27,404		$36,851		$27,062		$22,231		$23,915		$19,812		$16,695		$21,398
Fixed charges (5)	$38,831		$49,621		$40,613		$35,326		$37,263		$32,981		$29,721		$34,505
Debt service coverage ratio (6)	5.5	x	3.6	x	4.2	x	5.2	x	4.2	x	4.9	x	5.6	x	4.1	x
Fixed charge coverage ratio (7)	3.9	x	2.7	x	2.8	x	3.2	x	2.7	x	2.9	x	3.1	x	2.5	x

Profitability Measures

Net income per common share - basic	$0.27		$0.11		$0.11		$0.19		$0.19		$0.16		$0.13		$0.14
Net income per common share - diluted	$0.27		$0.11		$0.11		$0.18		$0.18		$0.16		$0.13		$0.14
Funds From Operations (FFO) per diluted share and unit (8)	$0.98		$0.81		$0.76		$0.81		$0.79		$0.74		$0.71		$0.70
Adjusted Funds From Operations (AFFO) per diluted share and unit (9)	$0.87		$0.75		$0.65		$0.67		$0.62		$0.59		$0.51		$0.53
Dividends per share and common unit	$0.53		$0.53		$0.48		$0.48		$0.45		$0.36		$0.33		$0.33
Diluted FFO payout ratio (10)	53.9%		65.4%		63.4%		59.2%		57.3%		48.9%		46.5%		47.4%
Diluted AFFO payout ratio (11)	60.8%		70.7%		73.3%		71.4%		72.2%		61.0%		64.7%		62.3%

Portfolio Statistics

Buildings	132		131		122		118		114		108		99		99
Properties	96		95		87		84		81		78		75		75
Net rentable square feet, excluding redevelopment space	14,584,914		14,456,127		13,270,035		13,211,992		12,573,634		11,964,522		11,854,886		11,784,573
Square feet held for redevelopment (12)	2,166,848		1,925,135		1,916,028		1,828,598		1,784,386		1,876,885		1,148,212		1,218,525
Occupancy at end of quarter (13)	94.6%		95.0%		95.0%		95.2%		95.0%		95.2%		94.8%		95.1%
Weighted average remaining lease term (years) (14)	6.9		6.9		7.2		7.2		7.3		7.4		7.5		7.6
Same store occupancy at end of quarter (13)(15)	94.7%		94.7%		95.0%		95.0%		94.7%		95.2%		94.8%		95.1%

(1)	The market value of common equity is based on the closing stock price at the end of the quarter and assumes 100% redemption of the limited partnership units in our operating partnership, including common units and vested and unvested long-term incentive units (including vested and unvested class C units), for shares of our common stock. Excludes shares issuable with respect to stock options that have been granted but have not yet been exercised, and also excludes all shares potentially issuable upon exchange of our 4.125% exchangeable senior debentures due 2026 and 5.50% exchangeable senior debentures due 2029 or upon conversion of our series C and series D cumulative convertible preferred stock.
(2)	EBITDA is calculated as earnings before interest, taxes, depreciation and amortization. For a discussion of EBITDA, see page 32. For a reconciliation of net income available to common stockholders to EBITDA, see page 11.
(3)	Adjusted EBITDA is EBITDA adjusted for preferred dividends and minority interests. For a discussion of Adjusted EBITDA, see page 32. For a reconciliation of net income available to common stockholders to Adjusted EBITDA, see page 11.
(4)	Cash interest expense is interest expense per our statement of operations (including interest expense on discontinued operations) less amortization of debt discount and deferred financing fees and includes interest that we capitalized. For a reconciliation of GAAP interest expense to cash interest expense, see page 11.
(5)	Fixed charges consist of cash interest expense, scheduled debt principal payments and preferred dividends.
(6)	Debt service coverage ratio is Adjusted EBITDA divided by cash interest expense.
(7)	Fixed charge coverage ratio is Adjusted EBITDA divided by fixed charges.
(8)	For a definition and discussion of FFO, see page 32. For a reconciliation of net income available to common stockholders to FFO, see page 10.
(9)	For a definition and discussion of AFFO, see page 32. For a reconciliation of FFO to AFFO, see page 10.
(10)	Diluted FFO payout ratio is dividends declared per common share and unit divided by diluted FFO per share and unit.
(11)	Diluted AFFO payout ratio is dividends declared per common share and unit divided by diluted AFFO per share and unit.
(12)	Redevelopment space requires significant capital investment in order to develop data center facilities that are ready for use. Most often this is shell space. However, in certain circumstances this may include partially built datacenter space that was not completed by previous ownership and requires a large capital investment in order to build out the space.
(13)	Occupancy and same store occupancy exclude space held for redevelopment. For some of our properties, we calculate occupancy based on factors in addition to contractually leased square feet, including available power, required support space and common area.
(14)	Average remaining lease term excludes renewal options, weighted by net rentable square feet.
(15)	Same store properties were acquired before December 31, 2008.

DIGITAL REALTY TRUST, INC.

Fourth Quarter 2010

Consolidated Balance Sheets

(Dollars in thousands, except share and per share data)

	December 31, 2010	December 31, 2009
	(unaudited)
ASSETS

Investments in real estate
Land	$478,629	$382,763
Acquired ground leases	6,374	2,767
Buildings and improvements	4,459,047	2,952,330
Tenant improvements	283,492	272,462

Investments in real estate	5,227,542	3,610,322
Accumulated depreciation and amortization	(660,700)	(459,521)

Net investments in properties	4,566,842	3,150,801
Investment in unconsolidated joint ventures	17,635	6,392

Net investments in real estate	4,584,477	3,157,193

Cash and cash equivalents	11,719	72,320

Accounts and other receivables, net of allowance for doubtful accounts of $3,250 and $2,691 as of December 31, 2010 and December 31, 2009, respectively	70,337	46,086
Deferred rent	190,067	145,550
Acquired above market leases, net	40,539	25,861
Acquired in place lease value and deferred leasing costs, net	334,366	224,216
Deferred financing costs, net	22,825	21,073
Restricted cash	60,062	37,810
Other assets	15,091	14,950

Total Assets	$5,329,483	$3,745,059

LIABILITIES AND EQUITY

Revolving credit facility	$333,534	$205,547
Unsecured senior notes, net of discount	1,066,030	83,000
Exchangeable senior debentures, net of discount	353,702	432,234
Mortgage loans	1,043,188	1,063,663
Other secured loans	10,500	—
Accounts payable and other accrued liabilities	237,631	151,229
Accrued dividends and distributions	51,210	37,004
Acquired below market leases, net	93,250	69,311
Security deposits and prepaid rents	85,775	68,270

Total Liabilities	3,274,820	2,110,258

Commitments and contingencies	—	—

EQUITY:
Stockholders’ equity:
Preferred Stock: $0.01 par value, 30,000,000 authorized:
Series A Cumulative Redeemable Preferred Stock, 8.50%, zero and $103,500 liquidation preference ($25.00 per share), zero and 4,140,000 issued and outstanding, respectively	—	99,297
Series B Cumulative Redeemable Preferred Stock, 7.875%, zero and $63,250 liquidation preference ($25.00 per share), zero and 2,530,000 issued and outstanding	—	60,502
Series C Cumulative Convertible Preferred Stock, 4.375%, $174,999 liquidation preference ($25.00 per share), 6,999,955 issued and outstanding	169,067	169,067
Series D Cumulative Convertible Preferred Stock, 5.500%, $344,683 and $344,888 liquidation preference ($25.00 per share), 13,787,300 and 13,795,500 issued and outstanding, respectively	333,274	333,472
Common Stock: $0.01 par value, 145,000,000 authorized, 91,159,221 and 76,812,783 shares issued and outstanding as of December 31, 2010 and December 31, 2009, respectively	909	766
Additional paid-in capital	1,849,497	1,155,709
Dividends in excess of earnings	(348,148)	(231,871)
Accumulated other comprehensive income, net	(42,081)	(27,947)

Total stockholders’ equity	1,962,518	1,558,995

Noncontrolling interests:
Noncontrolling interest in operating partnership	52,436	58,192
Noncontrolling interest in consolidated joint ventures	39,709	17,614

Total noncontrolling interests	92,145	75,806

Total Equity	2,054,663	1,634,801

Total Liabilities and Equity	$5,329,483	$3,745,059

DIGITAL REALTY TRUST, INC.

Fourth Quarter 2010

Consolidated Quarterly Statements of Operations

(unaudited and in thousands, except share and per share data)

	Three Months Ended
	31-Dec-10	30-Sep-10	30-Jun-10	31-Mar-10	31-Dec-09	30-Sep-09	30-Jun-09	31-Mar-09

Rental	$191,850	$184,511	$157,867	$152,721	$136,467	$130,891	$125,490	$118,095
Tenant reimbursements	46,451	52,975	39,597	39,058	32,459	32,223	29,434	31,021
Other	371	—	—	—	848	113	83	18

Total operating revenues	238,672	237,486	197,464	191,779	169,774	163,227	155,007	149,134

Rental property operating and maintenance	69,963	74,156	54,406	53,242	46,086	45,278	42,301	42,573
Property taxes	4,933	14,030	12,748	12,721	8,349	9,295	9,149	9,211
Insurance	2,384	2,168	1,846	1,735	1,672	1,495	1,488	1,456
Depreciation and amortization	76,383	70,128	59,860	57,532	52,126	50,439	49,183	46,304
General and administrative	12,225	11,878	12,574	10,519	10,009	10,352	9,958	9,672
Transactions	224	4,666	1,715	833	1,354	308	82	430
Other	—	59	165	2	94	404	—	285

Total operating expenses	166,112	177,085	143,314	136,584	119,690	117,571	112,161	109,931

Operating income	72,560	60,401	54,150	55,195	50,084	45,656	42,846	39,203

Equity in earnings of unconsolidated joint ventures	1,260	1,061	955	1,978	(776)	1,091	741	1,116
Interest and other income	224	327	34	31	17	90	403	243
Interest expense	(36,583)	(36,737)	(33,162)	(30,902)	(24,451)	(22,559)	(22,495)	(18,937)
Tax expense	(258)	(343)	(534)	(716)	23	(333)	(292)	(436)
Loss from early extinguishment of debt	(905)	(1,083)	(1,541)	—	—	—	—	—

Net income	36,298	23,626	19,902	25,586	24,897	23,945	21,203	21,189
Net income attributable to noncontrolling interests	(1,077)	(590)	(710)	(741)	(510)	(1,438)	(831)	(793)

Net income attributable to Digital Realty Trust, Inc.	35,221	23,036	19,192	24,845	24,387	22,507	20,372	20,396
Preferred stock dividends	(7,608)	(9,194)	(10,101)	(10,101)	(10,101)	(10,101)	(10,101)	(10,101)
Costs on redemption of preferred stock	(2,748)	(4,203)	—	—	—	—	—	—

Net income available to common stockholders	$24,865	$9,639	$9,091	$14,744	$14,286	$12,406	$10,271	$10,295

Net income per share available to common stockholders - basic	$0.27	$0.11	$0.11	$0.19	$0.19	$0.16	$0.13	$0.14
Net income per share available to common stockholders - diluted	$0.27	$0.11	$0.11	$0.18	$0.18	$0.16	$0.13	$0.14
Weighted-average shares outstanding - basic	90,698,033	87,908,953	80,542,329	77,770,691	76,649,529	76,301,577	76,121,380	74,703,755
Weighted-average shares outstanding - diluted	92,448,830	90,136,911	83,021,817	80,612,660	78,496,296	77,674,137	76,851,202	74,895,168
Weighted-average fully diluted shares and units	97,330,548	95,042,658	88,295,639	86,075,069	84,043,043	83,466,346	82,728,389	80,741,438

DIGITAL REALTY TRUST, INC.

Fourth Quarter 2010

Funds From Operations (FFO)

(unaudited and in thousands, except per share data)

	Three Months Ended
	31-Dec-10	30-Sep-10	30-Jun-10	31-Mar-10	31-Dec-09	30-Sep-09	30-Jun-09	31-Mar-09
Reconciliation of net income available to common stockholders to FFO (Note):

Net income available to common stockholders	$24,865	$9,639	$9,091	$14,744	$14,286	$12,406	$10,271	$10,295
Adjustments:
Noncontrolling interests in operating partnership	1,336	537	560	973	984	898	757	793
Real estate related depreciation and amortization (1)	75,983	69,810	59,517	57,175	51,821	50,163	48,900	46,087
Real estate related depreciation and amortization related to investment in unconsolidated joint ventures	724	1,058	688	773	2,335	543	858	646

FFO available to common stockholders and unitholders	$102,908	$81,044	$69,856	$73,665	$69,426	$64,010	$60,786	$57,821

FFO per share and unit:
Basic	$1.08	$0.87	$0.81	$0.89	$0.84	$0.78	$0.74	$0.72
Diluted (2)	$0.98	$0.81	$0.76	$0.81	$0.79	$0.74	$0.71	$0.70

Weighted-average shares and units outstanding - basic	95,580	93,421	86,150	83,233	82,196	82,094	81,999	80,550
Weighted-average shares and units outstanding - diluted (2)	115,558	113,235	106,386	104,142	102,078	101,492	99,461	92,571

(1) Real estate depreciation and amortization was computed as follows:
Depreciation and amortization per income statement	$76,383	$70,128	$59,860	$57,532	$52,126	$50,439	$49,183	$46,304
Non-real estate depreciation	(400)	(318)	(343)	(357)	(305)	(276)	(283)	(217)

	$75,983	$69,810	$59,517	$57,175	$51,821	$50,163	$48,900	$46,087

(2)     At December 31, 2010, we had 7,000 series C convertible preferred shares and 13,787 series D convertible preferred shares outstanding that were convertible into 3,703 common shares and 8,314 common shares, respectively. In addition, we had a balance of $266,400 of 5.50% exchangeable senior debentures that were exchangeable for 6,270 common shares on a weighted average basis for the three months ended December 31, 2010. See below for calculations of diluted FFO available to common stockholders and unitholders and weighted average common stock and units outstanding.

FFO available to common stockholders and unitholders	$102,908	$81,044	$69,856	$73,665	$69,426	$64,010	$60,786	$57,821
Add: Series C convertible preferred dividends	1,914	1,914	1,914	1,914	1,914	1,914	1,914	1,914
Add: Series D convertible preferred dividends	4,739	4,739	4,742	4,742	4,742	4,742	4,742	4,742
Add: 5.50% exchangeable senior debentures interest expense	4,050	4,050	4,050	4,050	4,050	4,050	3,148	—

FFO available to common stockholders and unitholders — diluted	$113,611	$91,747	$80,562	$84,371	$80,132	$74,716	$70,590	$64,477

Weighted average common stock and units outstanding	95,580	93,421	86,150	83,233	82,196	82,094	81,999	80,550
Add: Effect of dilutive securities (excl. series C & D convert. preferred stock & 5.50% debentures)	1,751	1,622	2,146	2,842	1,847	1,373	730	191
Add: Effect of dilutive series C convertible preferred stock	3,703	3,666	3,657	3,657	3,625	3,615	3,615	3,615
Add: Effect of dilutive series D convertible preferred stock	8,314	8,316	8,238	8,215	8,215	8,215	8,215	8,215
Add: Effect of dilutive 5.50% exchangeable senior debentures	6,270	6,210	6,195	6,195	6,195	6,195	4,902	—

Weighted average common stock and units outstanding — diluted	115,618	113,235	106,386	104,142	102,078	101,492	99,461	92,571

Note: For a definition and discussion of FFO, see page 32.

Adjusted Funds From Operations (AFFO)

(unaudited and in thousands)

	Three Months Ended
	31-Dec-10	30-Sep-10	30-Jun-10	31-Mar-10	31-Dec-09	30-Sep-09	30-Jun-09	31-Mar-09
Reconciliation of FFO to AFFO:

FFO available to common stockholders and unitholders	$102,908	$81,044	$69,856	$73,665	$69,426	$64,010	$60,786	$57,821

Adjustments:
Non-real estate depreciation	400	318	343	357	305	276	283	217
Amortization of deferred financing costs	2,410	2,715	2,929	2,406	2,254	2,114	1,896	1,662
Amortization of debt discount	933	781	1,082	1,025	1,008	992	974	959
Non-cash compensation	2,803	2,942	3,229	2,188	2,273	2,185	2,130	1,520
Loss from early extinguishment of debt	905	1,083	1,541	—	—	—	—	—
Straight line rents	(11,948)	(11,861)	(10,560)	(11,099)	(11,275)	(11,669)	(11,089)	(11,308)
Above and below market rent amortization	(1,813)	(1,800)	(2,422)	(2,283)	(1,830)	(1,953)	(2,118)	(2,139)
Capitalized leasing compensation	(1,930)	(1,760)	(2,026)	(1,887)	(1,968)	(1,917)	(1,414)	(1,271)
Recurring capital expenditures and tenant improvements	(2,667)	(735)	(178)	(2,024)	(3,011)	(2,980)	(7,161)	(496)
Capitalized leasing commissions	(4,797)	(2,925)	(4,866)	(3,156)	(4,038)	(1,823)	(2,467)	(4,283)
Costs on redemption of preferred stock	2,748	4,203	—	—	—	—	—	—

AFFO available to common stockholders and unitholders	$89,952	$74,005	$58,928	$59,192	$53,144	$49,235	$41,820	$42,682

Note: For a definition and discussion of AFFO, see page 32. For a reconciliation of net income available to common stockholders to FFO, see above table.

DIGITAL REALTY TRUST, INC.

Fourth Quarter 2010

Reconciliation of Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA) (1)

(unaudited and in thousands)

	Three Months Ended
	31-Dec-10	30-Sep-10	30-Jun-10	31-Mar-10	31-Dec-09	30-Sep-09	30-Jun-09	31-Mar-09

Net income available to common stockholders	$24,865	$9,639	$9,091	$14,744	$14,286	$12,406	$10,271	$10,295

Interest	36,583	36,737	33,162	30,902	24,451	22,559	22,495	18,937
Loss from early extinguishment of debt	905	1,083	1,541	—	—	—	—	—
Taxes	258	343	534	716	(23)	333	292	436
Depreciation and amortization	76,383	70,128	59,860	57,532	52,126	50,439	49,183	46,304

EBITDA	138,994	117,930	104,188	103,894	90,840	85,737	82,241	75,972

Noncontrolling interests	1,077	590	710	741	510	1,438	831	793
Preferred stock dividends	7,608	9,194	10,101	10,101	10,101	10,101	10,101	10,101
Costs on redemption of preferred stock	2,748	4,203	—	—	—	—	—	—

Adjusted EBITDA	$150,427	$131,917	$114,999	$114,736	$101,451	$97,276	$93,173	$86,866

(1)	For the definition and discussion of EBITDA and Adjusted EBITDA, see page 32.

Financial Ratios

(unaudited and in thousands)

	31-Dec-10		30-Sep-10		30-Jun-10		31-Mar-10		31-Dec-09		30-Sep-09		30-Jun-09		31-Mar-09

Total GAAP interest expense	$36,583		$36,737		$33,162		$30,902		$24,451		$22,559		$22,495		$18,937
Capitalized interest	3,100		2,723		2,511		1,907		1,950		2,027		2,147		3,072
Change in accrued interest and other non-cash amounts	(12,279)		(2,609)		(8,611)		(10,578)		(2,486)		(4,774)		(7,947)		(611)

Cash interest expense (a)	27,404		36,851		27,062		22,231		23,915		19,812		16,695		21,398
Scheduled debt principal payments and preferred dividends	11,427		12,770		13,551		13,095		13,348		13,169		13,026		13,107

Total fixed charges (b)	$38,831		$49,621		$40,613		$35,326		$37,263		$32,981		$29,721		$34,505

Debt service coverage ratio based on GAAP interest expense (c)	4.1	x	3.6	x	3.5	x	3.7	x	4.1	x	4.3	x	4.1	x	4.6	x
Debt service coverage ratio based on cash interest expense (c)	5.5	x	3.6	x	4.2	x	5.2	x	4.2	x	4.9	x	5.6	x	4.1	x
Fixed charge coverage ratio based on GAAP interest expense (d)	3.1	x	2.7	x	2.5	x	2.6	x	2.7	x	2.7	x	2.6	x	2.7	x
Fixed charge coverage ratio based on cash interest expense (d)	3.9	x	2.7	x	2.8	x	3.2	x	2.7	x	2.9	x	3.1	x	2.5	x
Debt to total enterprise value including debt and preferred equity (e)	33.8%		29.7%		26.1%		29.3%		27.0%		26.5%		29.5%		29.7%
Debt plus preferred stock to total enterprise value including debt and preferred equity (f)	40.0%		36.1%		34.5%		38.6%		37.4%		37.8%		42.9%		43.9%
Pretax income to interest expense (g)	2.0	x	1.6	x	1.6	x	1.8	x	2.0	x	2.1	x	1.9	x	2.1	x
Net Debt to Adjusted EBITDA (h)	4.6	x	5.0	x	3.9	x	4.6	x	4.2	x	4.0	x	3.9	x	3.9	x

(a)	Cash interest expense is interest expense less amortization of debt discount and deferred financing fees and includes interest that we capitalized. We consider cash interest expense to be a useful measure of interest as it excludes non-cash based interest expense.
(b)	For a definition of Fixed Charges, see page 7.
(c)	Adjusted EBITDA divided by interest expense.
(d)	Adjusted EBITDA divided by fixed charges. Fixed charges include interest expense as per (a) above and scheduled debt principal payments and preferred dividends.
(e)	Mortgage debt and other loans divided by mortgage debt and other loans plus the liquidation value of preferred stock and the market value of outstanding common stock and operating partnership units, assuming the redemption of operating partnership units for shares of our common stock.
(f)	Same as (e), except numerator includes preferred stock.
(g)	Calculated as income, including interest, divided by GAAP interest expense.
(h)	Calculated as total debt at balance sheet carrying value (see page 7) less unrestricted cash and cash equivalents divided by Adjusted EBITDA multiplied by four.

DIGITAL REALTY TRUST, INC.

Fourth Quarter 2010

Net Operating Income (NOI) and Run-rate NOI

For the Three Months Ended December 31, 2010

(unaudited and in thousands)

Rental revenues	$191,850
Tenant reimbursements	46,451
Rental property operating and maintenance	(69,963)
Property taxes	(4,933)
Insurance	(2,384)

NOI	$161,021

Actual results of properties acquired during the quarter:
Rental revenues	—
Tenant reimbursements	—
Rental property operating and maintenance	—
Property taxes	—
Insurance	—

Projected full quarter of actual results of properties acquired during the quarter:
Rental revenues	—
Tenant reimbursements	—
Rental property operating and maintenance	—
Property taxes	—
Insurance	—

Run-rate NOI	$161,021

Reconciliation of net income available to common stockholders to NOI

Net income available to common stockholders	$24,865
Other revenues	(371)
Interest expense	36,583
Depreciation and amortization	76,383
General and administrative expenses	12,225
Transactions	224
Tax expense	258
Loss from early extinguishment of debt	905
Equity in earnings of unconsolidated joint ventures	(1,260)
Interest and other income	(224)
Net income attributable to noncontrolling interest	1,077
Preferred stock dividends	7,608
Costs on redemption of Series B preferred	2,748

NOI	$161,021

Note: For a definition and discussion of NOI and Run-rate NOI, see page 32.

DIGITAL REALTY TRUST, INC.

Fourth Quarter 2010

Same Store and New Properties Consolidated Quarterly Statements of Operations

(unaudited and in thousands)

		Three Months Ended
Same store (1)	31-Dec-10	30-Sep-10	30-Jun-10	31-Mar-10	31-Dec-09	30-Sep-09	30-Jun-09	31-Mar-09
Operating Revenues:

Rental	$140,581	$139,329	$136,109	$136,109	$133,000	$130,627	$125,490	$118,095
Tenant reimbursements - Utilities	20,149	23,467	19,268	18,124	16,772	18,172	15,414	14,729
Tenant reimbursements - Other	12,624	15,724	15,686	17,008	15,306	14,043	14,020	16,292
Other	371	—	—	—	848	113	83	18

Total operating revenues	173,725	178,520	171,063	171,241	165,926	162,955	155,007	149,134

Operating Expenses:

Rental property operating and maintenance - Utilities	24,740	29,955	24,206	24,844	21,481	24,278	20,349	21,587
Rental property operating and maintenance - Other	24,007	23,630	22,431	22,735	23,916	20,806	21,952	20,986
Property taxes	4,508	10,920	10,381	10,829	7,995	9,278	9,149	9,211
Insurance	1,438	1,642	1,612	1,531	1,577	1,479	1,488	1,456
Depreciation and amortization	56,176	54,312	52,760	52,419	51,268	50,437	49,183	46,304
General and administrative (2)	12,225	11,878	12,574	10,519	10,009	10,352	9,958	9,672
Transactions	—	—	—	—	—	—	—	—
Other	—	59	165	2	94	404	—	285

Total operating expenses	123,094	132,396	124,129	122,879	116,340	117,034	112,079	109,501

Operating income	50,631	46,124	46,934	48,362	49,586	45,921	42,928	39,683

Other Income (Expenses):
Equity in earnings of unconsolidated joint ventures	1,260	1,061	955	1,978	(776)	1,091	741	1,116
Interest and other income	224	327	34	31	16	90	403	243
Interest expense (3)	(35,568)	(35,599)	(32,418)	(30,033)	(23,671)	(22,504)	(22,495)	(18,937)
Tax expense	(630)	(338)	(527)	(714)	23	(333)	(292)	(436)
Loss from early extinguishment of debt	(905)	(1,083)	(1,541)	—	—	—	—	—

Net income	$15,012	$10,492	$13,437	$19,624	$25,178	$24,265	$21,285	$21,619

New properties (1)

Operating Revenues:

Rental	$51,269	$45,182	$21,758	$16,612	$3,467	$264	$—	$—
Tenant reimbursements - Utilities	11,130	12,757	2,552	2,893	—	—	—	—
Tenant reimbursements - Other	2,549	1,027	2,090	1,033	380	7	—	—
Other	—	—	—	—	—	—	—	—

Total operating revenues	64,948	58,966	26,400	20,538	3,847	271	—	—

Operating Expenses:

Rental property operating and maintenance - Utilities	11,327	12,577	3,752	3,819	11	—	—	—
Rental property operating and maintenance - Other	9,889	7,994	4,017	1,844	678	194	—	—
Property taxes	425	3,110	2,367	1,892	354	17	—	—
Insurance	946	526	234	204	95	16	—	—
Depreciation and amortization	20,207	15,816	7,100	5,113	858	2	—	—
General and administrative (2)	—	—	—	—	—	—	—	—
Transactions	224	4,666	1,715	833	1,354	308	82	430
Other	—	—	—	—	—	—	—	—

Total operating expenses	43,018	44,689	19,185	13,705	3,350	537	82	430

Operating income	21,930	14,277	7,215	6,833	497	(266)	(82)	(430)

Other Income (Expenses):
Equity in earnings of unconsolidated joint ventures	—	—	—	—	—	—	—	—
Interest and other income	—	—	—	—	1	—	—	—
Interest expense (3)	(1,015)	(1,138)	(744)	(869)	(780)	(55)	—	—
Income tax expense	372	(5)	(7)	(2)	—	—	—	—
Loss from early extinguishment of debt	—	—	—	—	—	—	—	—

Net Income	$21,287	$13,134	$6,464	$5,962	$(282)	$(321)	$(82)	$(430)

(1)	Same store properties are properties that were acquired on or before December 31, 2008 and new properties are properties acquired after December 31, 2008.
(2)	General and administrative expenses are included entirely in same store as they are not allocable to specific properties.
(3)	Interest expense on our revolving credit facility is allocated entirely to same store properties.

DIGITAL REALTY TRUST, INC.

Fourth Quarter 2010

Same Store Operating Trend Summary

(unaudited and in thousands)

	Three Months Ended
Same store (1)	31-Dec-10	30-Sep-10	Percentage Change	31-Dec-09	Percentage Change

Rental (2)	$140,581	$139,329	0.9%	$133,000	5.7%
Tenant reimbursements - Utilities	20,149	23,467	(14.1%)	16,772	20.1%
Tenant reimbursements - Other	12,624	15,724	(19.7%)	15,306	(17.5%)

	173,354	178,520	(2.9%)	165,078	5.0%

Rental property operating and maintenance - Utilities	24,740	29,955	(17.4%)	21,481	15.2%
Rental property operating and maintenance - Other	24,007	23,630	1.6%	23,916	0.4%
Property taxes	4,508	10,920	(58.7%)	7,995	(43.6%)
Insurance	1,438	1,642	(12.4%)	1,577	(8.8%)

	54,693	66,147	(17.3%)	54,969	(0.5%)

Net Operating Income (3)	$118,661	$112,373	5.6%	$110,109	7.8%

Same store occupancy at end of quarter (4)	94.7%	94.7%		94.7%

(1)	Same store properties were acquired on or before December 31, 2008.
(2)	For the periods presented, same store straight-line rent was $8,022, $7,886, and $10,793, respectively, and non-cash purchase accounting adjustments were $1,677, $1,750, and $1,804, respectively.
(3)	For a definition and discussion of Net Operating Income, see page 32.
(4)	Occupancy excludes space held for redevelopment. For some of our properties, we calculate occupancy based on factors in addition to contractually leased square feet, including available power, required support space and common area.

DIGITAL REALTY TRUST, INC.

Fourth Quarter 2010

Consolidated Debt Analysis

(unaudited, in thousands)

	Maturity Date	Principal Balance as of December 31, 2010	% of Debt	Interest Rate as of December 31, 2010	Interest Rate as of December 31, 2010 including caps and swaps
Revolving Credit Facility
Revolving credit facility	August 31, 2012(1)	333,534	11.9%	1.42%

		$333,534	11.9%
Unsecured senior notes:
Prudential Shelf Facility:
Series A	July 24, 2011	25,000	0.9%	7.00%
Series B	November 5, 2013	33,000	1.2%	9.32%
Series C	January 6, 2016	25,000	0.9%	9.68%
Series D	January 20, 2015	50,000	1.8%	4.57%
Series E	January 20, 2017	50,000	1.8%	5.73%
Series F	February 3, 2015	17,000	0.6%	4.50%

Total Prudential Shelf Facility		$200,000	7.2%

Senior Notes:
5.875% notes due 2020	February 1, 2020	500,000	17.8%	5.88%
4.50% notes due 2015	July 15, 2015	375,000	13.4%	4.50%
Unamortized discounts		(8,970)	-0.3%

Total senior notes		$866,030	30.9%

Total unsecured senior notes		$1,066,030	38.1%

Exchangeable senior debentures:
4.125% exchangeable senior debentures due 2026	August 15, 2026	88,758	3.1%	6.75%
5.50% exchangeable senior debentures due 2029	April 15, 2029	266,400	9.5%	5.50%
Unamortized discount		(1,456)	-0.1%

Total exchangeable senior debentures		$353,702	12.5%

Mortgage loans:
6 Braham Street	April 10, 2011	19,515	0.7%	1.66%	5.84%
114 Rue Ambroise Croizat	January 18, 2012	41,430	1.5%	2.35%	5.13%
Unit 9, Blanchardstown Corporate Park	January 18, 2012	35,620	1.3%	2.35%	5.35%
Datacenter Park – Dallas	September 15, 2012(1)	16,150	0.6%	5.00%
1350 Duane Avenue/3080 Raymond Street	October 1, 2012	52,800	1.9%	5.42%
800 Central Expressway	June 9, 2013	10,000	0.3%	5.75%	5.75%
1201 Comstock Street	June 24, 2013(1)	16,976	0.6%	3.76%	3.76%
Paul van Vlissingenstraat 16	July 18, 2013	13,978	0.5%	2.60%	5.58%
Chemin de l’Epinglier 2	July 18, 2013	10,113	0.4%	2.50%	5.57%
3 Corporate Place	August 1, 2013(1)	80,000	2.9%	6.72%
1500 Space Park Drive	October 5, 2013	39,941	1.4%	6.15%
Gyroscoopweg 2E-2F	October 18, 2013	8,900	0.3%	2.50%	5.49%
Mundells Roundabout	November 30, 2013	66,858	2.4%	1.96%	4.18%
Clonshaugh Industrial Estate II	September 4, 2014	40,152	1.4%	5.50%	7.20%
Cressex 1	October 16, 2014	28,388	1.0%	5.68%
Manchester Technopark	October 16, 2014	8,636	0.3%	5.68%
Secured Term Debt	November 11, 2014	141,465	5.0%	5.65%
200 Paul Avenue 1-4	October 8, 2015	76,179	2.7%	5.74%
600 West Seventh Street	March 15, 2016	54,157	1.9%	5.80%
34551 Ardenwood Boulevard 1-4	November 11, 2016	54,306	1.9%	5.95%
2334 Lundy Place	November 11, 2016	39,496	1.4%	5.96%
1100 Space Park Drive	December 11, 2016	54,296	1.9%	5.89%
2045 & 2055 LaFayette Street	February 6, 2017	66,437	2.4%	5.93%
150 South First Street	February 6, 2017	52,154	1.9%	6.30%
731 East Trade Street	July 1, 2020	5,080	0.2%	8.22%
1125 Energy Park Drive	March 1, 2032	9,060	0.3%	7.62%
Unamortized net premiums		1,101	0.0%

		$1,043,188	37.1%

Other secured loans:

800 Central Expressway Mezzanine	June 9, 2013	10,500	0.4%	9.50%	9.50%

Total other secured loans:		$10,500	0.4%

Total Consolidated Debt		$2,806,954	100.0%

Weighted average cost of debt (including interest rate caps and swaps)					5.18%

(1)	Assumes all extensions will be exercised.

Credit Facility

(in thousands)

	Maximum Available as of December 31, 2010	Available as of December 31, 2010 (1)	Drawn as of December 31, 2010
Revolving Credit Facility	$750,000	$386,500	$333,534

(1)	Net of letters of credit issued.

DIGITAL REALTY TRUST, INC.

Fourth Quarter 2010

REVOLVING CREDIT FACILITY COMMITMENTS

(Dollar amounts in thousands)

	Lender / Issuing Bank	Committed

1	Bank of America, N.A. / Merrill Lynch Capital Corporation	$130,000

2	Credit Suisse, Cayman Islands Branch	90,000

3	Citicorp North America, Inc.	85,000

4	Morgan Stanley Bank, National Association	75,000

5	Deutsche Bank	70,000

6	The Royal Bank of Scotland PLC	70,000

7	Royal Bank of Canada, New York Branch	65,000

8	Raymond James Bank, FSB	50,000

9	UBS Loan Finance LLC	25,000

10	JPMorgan Chase	25,000

11	Allied Irish Banks, p.l.c.	15,000

12	Chang Hwa Commercial Bank, Ltd., New York Branch	15,000

13	Mega International Commercial Bank Co., Ltd Los Angeles Branch	15,000

14	Comerica Bank	10,000

15	First Commercial Bank New York Agency	10,000

	Total Commitments - Revolving Credit Facility	$750,000

Note: The revolving credit facility has a $515.0 million sub-facility for multi-currency advances.

DIGITAL REALTY TRUST, INC.

Fourth Quarter 2010

Debt Maturities

(unaudited, in thousands)

			2011	2012	2013	2014	2015	Thereafter	Total

Revolving Credit Facility	(1)		$—	$333,534	$—	$—	$—	$—	$333,534
Secured Term Debt	(2)		2,700	2,836	3,026	132,903	—	—	141,465
Unsecured senior notes			25,000	—	33,000	—	67,000	75,000	200,000
3 Corporate Place	(1)		—	—	80,000	—	—	—	80,000
200 Paul Avenue 1-4			1,721	1,812	1,932	2,048	68,666	—	76,179
2045 & 2055 LaFayette Street			886	941	999	1,061	1,126	61,424	66,437
Mundells Roundabout			—	—	66,858	—	—	—	66,858
600 West Seventh Street			1,448	1,535	1,626	1,723	1,825	46,000	54,157
34551 Ardenwood Boulevard 1-4			678	711	765	813	862	50,477	54,306
1100 Space Park Drive			687	720	774	822	871	50,422	54,296
1350 Duane Avenue/3080 Raymond Street			—	52,800	—	—	—	—	52,800
150 South First Street			646	678	733	781	832	48,484	52,154
114 Rue Ambroise Croizat			658	40,772	—	—	—	—	41,430
Clonshaugh Industrial Estate II			—	—	—	40,152	—	—	40,152
1500 Space Park Drive			2,067	2,192	35,682	—	—	—	39,941
2334 Lundy Place			493	516	556	590	627	36,714	39,496
Unit 9, Blanchardstown Corporate Park			566	35,054	—	—	—	—	35,620
Cressex 1			479	479	479	26,951	—	—	28,388
6 Braham Street			19,515	—	—	—	—	—	19,515
1201 Comstock Street	(1)		813	867	15,296	—	—	—	16,976
Datacenter Park – Dallas	(1)		500	15,650	—	—	—	—	16,150
Paul van Vlissingenstraat 16			225	225	13,528	—	—	—	13,978
800 Central Expressway Mezzanine			—	—	10,500	—	—	—	10,500
Chemin de l’Epinglier 2			162	162	9,789	—	—	—	10,113
800 Central Expressway			—	—	10,000	—	—	—	10,000
Gyroscoopweg 2E-2F			143	143	8,614	—	—	—	8,900
1125 Energy Park Drive			154	165	180	194	210	8,157	9,060
Manchester Technopark			146	146	146	8,198	—	—	8,636
731 East Trade Street			274	297	323	350	416	3,420	5,080
5.875% notes due 2020			—	—	—	—	—	500,000	500,000
4.50% notes due 2015			—	—	—	—	375,000	—	375,000
5.50% exchangeable senior debentures due 2029	(3)		—	—	—	266,400	—	—	266,400
4.125% exchangeable senior debentures due 2026	(4)		88,758	—	—	—	—	—	88,758

Total			$148,719	$492,235	$294,806	$482,986	$517,435	$880,098	$2,816,279

Weighted Average Term to Initial Maturity	(3	)(4)		4.6 Years
Weighted Average Term to Initial Maturity (assuming exercise of extension options)	(3	)(4)		4.8 Years

(1)	Assumes all extensions will be exercised.
(2)	This amount represents six mortgage loans secured by our interests in 36 NE 2nd Street, 3300 East Birch Street, 100 & 200 Quannapowitt Parkway, 300 Boulevard East, 4849 Alpha Road, and 11830 Webb Chapel Road. Each of these loans is cross-collateralized by the six properties.
(3)	Assumes maturity of 5.50% exchangeable senior debentures due 2029 at first redemption date in April 2014.
(4)	Assumes maturity of 4.125% exchangeable senior debentures due 2026 at first redemption date in August 2011.

Note: Total excludes $1,140 of loan premiums, net and ($8,094) and ($1,089) of debt discount on 5.875% unsecured senior notes due 2020 and 4.50% unsecured senior notes due 2015, respectively, and ($2,389) on 4.125% exchangeable senior debentures due 2026.

DIGITAL REALTY TRUST, INC.

Fourth Quarter 2010

Debt Analysis & Covenant Compliance

(unaudited)

Debt Covenant Ratios (1):	As of December 31, 2010
	5.875% Notes due 2020 & 4.50% Notes due 2015		Revolving Credit Facility (2)
	Required	Actual	Required	Actual

Total Outstanding Debt / Total Assets (3)	Less than 60%	39%	Less than 65%(4)	37%

Secured Debt / Total Assets (5)	Less than 40%	15%	Less than 60%	14%

Total Unencumbered Assets / Unsecured Debt	Greater than 150%	296%		N/A

Consolidated EBITDA / Interest Expense (6)	Greater than 1.50x	3.6 x		N/A

Fixed Charge Coverage		N/A	Greater than 1.40x	2.8 x

Unsecured Debt / Total Unencumbered Asset Value (7)		N/A	Less than 70%	42%

Unencumbered Assets Debt Service Coverage Ratio		N/A	Greater than 1.50x	4.1 x

(1)	For a definition of the capitalized terms used in the table above and related footnotes, please refer to the Indenture dated January 28, 2010, which governs the 5.875% Notes due 2020, the Indenture dated July 8, 2010, which governs the 4.50% Notes due 2015, and the Revolving Credit Facility Agreement, as amended, which are filed as exhibits to our reports filed with the Securities and Exchange Commission.
(2)	Under the Revolving Credit Agreement, no rent leveling adjustments are included in the calculation of Adjusted EBITDA or Adjusted Net Operating Income.
(3)	This ratio is referred to as the Leverage Ratio, defined as Consolidated Debt / Total Asset Value, under the Revolving Credit Facility. Under the Revolving Credit Facility, Total Asset Value is calculated using Adjusted Net Operating Income is capped at 8.25% for Data Center Assets and 7.25% for all other Assets. Under the 5.875% Notes due 2020 and the 4.50% Notes due 2015, Total Assets is calculated using Consolidated EBITDA capped at 9.0%.
(4)	A one-time right exists to maintain Consolidated Debt to Total Asset Value greater than 65.0% but less than 70.0% for up to two consecutive fiscal quarters.
(5)	This ratio is referred to as the Secured Debt Leverage Ratio, defined as Consolidated Secured Debt / Total Asset Value, under the Revolving Credit Facility.
(6)	Calculated as current quarter annualized Consolidated EBITDA to current quarter annualized Interest Expense (including capitalized interest and debt discounts).
(7)	Assets must satisfy certain conditions to qualify for inclusion in the Unencumbered Asset pool under the Revolving Credit Facility.

DIGITAL REALTY TRUST, INC.

Fourth Quarter 2010

Portfolio Summary

As of December 31, 2010

	12/31/2010	9/30/2010
Number of Properties:
Domestic	80	80
International	16	15

	96 (1)	95 (1)

Number of Buildings:
Domestic	112	112
International	20	19

	132	131

Number of Markets:
Domestic	20	20
International	8	7

	28	27

Net Rentable Square Feet:
Domestic	13,247,658	13,205,924
International	1,337,256	1,250,203

	14,584,914	14,456,127

Redevelopment Square Feet:
Domestic	1,673,946	1,715,680
International	492,902	209,455

	2,166,848	1,925,135

Portfolio Occupancy (2)	94.6%	95.0%

Same Store Pool Occupancy (2)	94.7%	94.7%

Average Original Lease Term (years)	13.6	13.7

Average Remaining Lease Term (years)	6.9	6.9

Lease Expirations (through 2011)	8.5%	10.3%

(1)	Excludes two properties held as investments in unconsolidated joint ventures and developable land.
(2)	Occupancy excludes space held for redevelopment. For some of our properties, we calculate occupancy based on factors in addition to contractually leased square feet, including available power, required support space and common area.

DIGITAL REALTY TRUST, INC.

Fourth Quarter 2010

Properties Acquired

For the three months ended December 31, 2010

Property	Metropolitan Area	Date Acquired	Purchase Price (in millions)	Net Rentable Square Footage of Property	Total Square Footage Held for Redevelopment	Percentage of Total Rentable Square Footage of Property Occupied (1)

29A International Business Park	Singapore	Nov-10	132.7	370,500	308,922	16.8%

			$132.7	370,500	308,922	16.8%

(1)	Occupancy percentages are calculated net of square footage held for redevelopment.

DIGITAL REALTY TRUST, INC.

Fourth Quarter 2010

Occupancy Analysis

As of December 31, 2010

(Dollar amounts in thousands)

							Occupancy (2)					Net Rentable Square Feet as a % of		Annualized Rent as a % of
Property		Acquisition date	Metropolitan Area	Net Rentable Square Feet	Redevelopment Space	Annualized Rent ($000) (1)	As of 12/31/10	As of 9/30/10	As of 6/30/10	As of 3/31/10	As of 12/31/09	Property Type	Total Portfolio	Property Type	Total Portfolio

Internet Gateway Datacenters

350 East Cermak Road		May-05	Chicago	1,129,226	4,513	62,780	96.8%	96.3%	94.3%	94.1%	92.3%	26.5%	7.8%	27.0%	9.0%

365 Main Street		Jul-10	San Francisco	226,981	—	26,146	84.9%	86.1%	N/A	N/A	N/A	5.3	1.6	11.2	3.7

200 Paul Avenue 1-4		Nov-04	San Francisco	494,120	33,560	26,080	96.6%	96.3%	99.7%	99.7%	99.9%	11.6	3.4	11.2	3.8
120 E. Van Buren Street		Jul-06	Phoenix	254,497	33,017	21,196	97.3%	97.5%	97.5%	97.5%	97.7%	6.0	1.7	9.1	3.0
600 West Seventh Street		May-04	Los Angeles	482,089	7,633	18,201	95.8%	95.8%	94.7%	95.2%	95.3%	11.3	3.3	7.8	2.6
114 Rue Ambroise Croizat		Dec-06	Paris, France	332,300	19,846	16,885	91.9%	91.9%	90.5%	90.5%	90.1%	7.8	2.3	7.3	2.4
111 Eighth Avenue	(3)	Mar-07	New York / New Jersey	116,843	—	15,381	100.0%	100.0%	95.6%	95.6%	100.0%	2.8	0.8	6.6	2.2
2323 Bryan Street		Jan-02	Dallas	457,217	19,890	14,608	74.2%	74.5%	75.1%	75.1%	76.7%	10.8	3.1	6.3	2.1
1100 Space Park Drive		Nov-04	Silicon Valley	165,297	—	7,997	100.0%	100.0%	100.0%	100.0%	100.0%	3.9	1.1	3.4	1.2
600-780 S. Federal		Sep-05	Chicago	161,547	—	6,408	64.6%	65.8%	68.7%	66.3%	69.4%	3.8	1.1	2.8	0.9
36 NE 2nd Street		Jan-02	Miami	162,140	—	4,787	95.9%	95.9%	95.9%	95.9%	95.9%	3.8	1.1	2.1	0.7
6 Braham Street		Jul-02	London, England	63,233	—	4,583	100.0%	100.0%	100.0%	100.0%	100.0%	1.5	0.4	2.0	0.7
900 Walnut Street		Aug-07	St Louis	112,266	—	4,160	98.5%	90.6%	97.3%	97.3%	97.3%	2.6	0.8	1.8	0.6
125 North Myers		Aug-05	Charlotte	25,402	—	1,282	100.0%	100.0%	100.0%	100.0%	100.0%	0.6	0.2	0.5	0.2
731 East Trade Street		Aug-05	Charlotte	40,879	—	1,236	100.0%	100.0%	100.0%	100.0%	100.0%	1.0	0.3	0.5	0.2
113 North Myers		Aug-05	Charlotte	29,218	—	842	100.0%	100.0%	100.0%	100.0%	100.0%	0.7	0.2	0.4	0.1

				4,253,255	118,459	232,572	92.4%	92.5%	92.2%	92.1%	92.1%	100.0%	29.2%	100.0%	33.4%
Corporate Datacenters

2121 South Price Road		Jul-10	Phoenix	293,479	—	31,701	97.8%	97.3%	N/A	N/A	N/A	3.2%	2.0%	7.2%	4.5%
128 First Avenue CDO		Jan-10	Boston	274,750	—	21,630	99.6%	99.6%	95.7%	95.7%	N/A	3.0	1.9	4.9	3.1
720 Second Street		Jul-10	San Francisco	121,220	—	18,413	97.3%	97.5%	N/A	N/A	N/A	1.3	0.8	4.2	2.6
43881 Devon Shafron Drive		Mar-07	Northern Virginia	180,000	—	18,336	98.5%	98.5%	98.5%	98.5%	98.5%	1.9	1.2	4.2	2.6
3 Corporate Place		Dec-05	New York / New Jersey	276,931	—	15,943	96.1%	96.1%	96.1%	95.9%	95.9%	3.0	1.9	3.6	2.3
43915 Devin Shafron Drive		May-09	Northern Virginia	123,051	9,229	14,886	100.0%	75.6%	49.6%	100.0%	N/A	1.3	0.8	3.4	2.1
300 Boulevard East		Nov-02	New York / New Jersey	311,950	—	14,736	100.0%	100.0%	100.0%	100.0%	100.0%	3.4	2.1	3.4	2.1
2440 Marsh Lane		Jan-03	Dallas	135,250	—	14,249	100.0%	100.0%	100.0%	100.0%	80.7%	1.5	0.9	3.2	2.0
60 & 80 Merritt Boulevard		Jan-10	New York / New Jersey	169,540	—	12,252	100.0%	100.0%	100.0%	100.0%	N/A	1.8	1.2	2.8	1.8
833 Chestnut Street		Mar-05	Philadelphia	588,770	65,988	11,468	85.5%	85.7%	85.7%	86.0%	86.4%	6.4	4.0	2.6	1.6
2260 East El Segundo Boulevard		Jul-10	Los Angeles	132,240	—	10,849	100.0%	100.0%	N/A	N/A	N/A	1.4	0.9	2.5	1.6
43791 Devon Shafron Drive		Mar-07	Northern Virginia	132,806	2,194	10,184	100.0%	100.0%	100.0%	100.0%	100.0%	1.4	0.9	2.3	1.5
55 Middlesex Turnpike		Jan-10	Boston	106,000	—	10,061	87.9%	87.9%	87.9%	87.9%	N/A	1.2	0.7	2.3	1.4
1350 Duane & 3080 Raymond		Oct-09	Silicon Valley	185,000	—	9,708	100.0%	100.0%	100.0%	100.0%	100.0%	2.0	1.3	2.2	1.4
3011 Lafayette Street		Jan-07	Silicon Valley	90,780	—	9,658	100.0%	100.0%	100.0%	100.0%	100.0%	1.0	0.6	2.2	1.4
Unit 9, Blanchardstown Corporate Park		Dec-06	Dublin, Ireland	111,691	8,309	8,898	99.0%	99.0%	99.1%	98.8%	86.2%	1.2	0.8	2.0	1.3
365 S. Randolphville Road		Feb-08	New York / New Jersey	77,085	187,707	8,833	74.5%	74.5%	62.1%	34.6%	50.6%	0.8	0.5	2.0	1.3
1500 Space Park Drive		Sep-07	Silicon Valley	51,615	—	8,790	100.0%	100.0%	100.0%	100.0%	100.0%	0.6	0.3	2.0	1.3
Clonshaugh Industrial Estate II		Feb-06	Dublin, Ireland	124,500	—	8,692	100.0%	100.0%	100.0%	100.0%	100.0%	1.3	0.8	2.0	1.3
1525 Comstock Street		Sep-09	Silicon Valley	42,385	—	8,682	100.0%	100.0%	100.0%	100.0%	100.0%	0.5	0.3	2.0	1.3
4025 Midway Road		Jan-06	Dallas	90,058	10,532	8,497	100.0%	100.0%	99.8%	99.8%	99.8%	1.0	0.6	1.9	1.2
2055 East Technology Circle		Oct-06	Phoenix	76,350	—	7,785	100.0%	100.0%	100.0%	100.0%	100.0%	0.8	0.5	1.8	1.1
11830 Webb Chapel Road		Aug-04	Dallas	365,647	—	7,367	96.6%	96.6%	96.6%	96.6%	96.6%	4.0	2.5	1.7	1.1
Mundells Roundabout		Apr-07	London, England	113,464	—	7,285	100.0%	100.0%	100.0%	100.0%	100.0%	1.2	0.8	1.7	1.0
375 Riverside Parkway		Jun-03	Atlanta	248,268	1,923	7,209	100.0%	100.0%	100.0%	100.0%	100.0%	2.7	1.7	1.6	1.0
2045 & 2055 LaFayette Street		May-04	Silicon Valley	300,000	—	6,840	100.0%	100.0%	100.0%	100.0%	100.0%	3.3	2.1	1.6	1.0
Cressex 1		Dec-07	London, England	50,847	—	6,676	100.0%	100.0%	100.0%	100.0%	90.6%	0.5	0.4	1.5	1.0
150 South First Street		Sep-04	Silicon Valley	179,761	—	6,650	98.3%	98.3%	98.3%	100.0%	100.0%	2.0	1.2	1.5	1.0
3 St. Anne's Boulevard		Dec-07	London, England	62,143	34,241	6,208	46.9%	79.5%	100.0%	100.0%	100.0%	0.7	0.4	1.4	0.9
4030 Lafayette Center Drive		Jul-10	Northern Virginia	72,696	—	5,745	100.0%	100.0%	N/A	N/A	N/A	0.8	0.5	1.3	0.8
14901 FAA Boulevard		Jun-06	Dallas	263,700	—	4,817	100.0%	100.0%	100.0%	100.0%	100.0%	2.9	1.8	1.1	0.7
2334 Lundy Place		Dec-02	Silicon Valley	130,752	—	4,784	100.0%	100.0%	100.0%	100.0%	100.0%	1.4	0.9	1.1	0.7
1232 Alma Road		Sep-09	Dallas	88,248	17,478	4,415	81.1%	100.0%	77.3%	100.0%	0.0%	1.0	0.6	1.0	0.6
45901 & 45845 Nokes Blvd		Dec-09	Northern Virginia	167,160	—	4,347	100.0%	100.0%	100.0%	100.0%	100.0%	1.8	1.2	1.0	0.6
1201 Comstock Street		Jun-08	Silicon Valley	24,000	—	4,335	100.0%	100.0%	100.0%	100.0%	100.0%	0.3	0.2	1.0	0.6

DIGITAL REALTY TRUST, INC.

Fourth Quarter 2010

Occupancy Analysis

As of December 31, 2010

(Dollar amounts in thousands)

						Occupancy (2)					Net Rentable Square Feet as a % of		Annualized Rent as a % of
Property	Acquisition date	Metropolitan Area	Net Rentable Square Feet	Redevelopment Space	Annualized Rent ($000) (1)	As of 12/31/10	As of 9/30/10	As of 6/30/10	As of 3/31/10	As of 12/31/09	Property Type	Total Portfolio	Property Type	Total Portfolio
44470 Chilum Place	Feb-07	Northern Virginia	95,440	—	4,206	100.0%	100.0%	100.0%	100.0%	100.0%	1.0	0.7	1.0	0.6
12001 North Freeway	Apr-06	Houston	280,483	20,222	4,019	75.4%	75.4%	75.4%	75.4%	75.4%	3.0	1.9	0.9	0.6
115 Second Avenue	Oct-05	Boston	66,730	—	3,540	100.0%	100.0%	100.0%	100.0%	100.0%	0.7	0.5	0.8	0.5
2401 Walsh Street	Jun-05	Silicon Valley	167,932	—	3,509	100.0%	100.0%	100.0%	100.0%	100.0%	1.8	1.2	0.8	0.5
8534 Concord Center Drive	Jun-05	Denver	85,660	—	3,463	100.0%	100.0%	100.0%	100.0%	100.0%	0.9	0.6	0.8	0.5
2950 Zanker Road	Aug-10	Silicon Valley	69,700	—	2,884	100.0%	100.0%	N/A	N/A	N/A	0.8	0.5	0.7	0.4
4849 Alpha Road	Apr-04	Dallas	84,552	40,986	2,860	100.0%	100.0%	100.0%	100.0%	100.0%	0.9	0.6	0.7	0.4
21110 Ridgetop Circle	Jan-07	Northern Virginia	135,513	—	2,739	100.0%	100.0%	100.0%	100.0%	100.0%	1.5	0.9	0.6	0.4
21561 & 21571 Beaumeade Cir	Dec-09	Northern Virginia	164,453	—	2,682	100.0%	100.0%	100.0%	100.0%	100.0%	1.8	1.1	0.6	0.4
1807 Michael Faraday Court	Oct-06	Northern Virginia	19,237	—	2,613	100.0%	100.0%	100.0%	100.0%	97.1%	0.2	0.1	0.6	0.4
Naritaweg 52	Dec-07	Amsterdam, Netherlands	63,260	—	2,596	100.0%	100.0%	100.0%	100.0%	100.0%	0.7	0.4	0.6	0.4
210 N Tucker Boulevard	Aug-07	St Louis	153,588	48,000	2,420	80.0%	82.0%	79.4%	78.4%	78.4%	1.7	1.1	0.6	0.4
200 North Nash Street	Jun-05	Los Angeles	113,606	—	2,374	100.0%	100.0%	100.0%	100.0%	100.0%	1.2	0.8	0.5	0.3
1725 Comstock Street	Apr-10	Silicon Valley	39,643	—	2,177	38.6%	0.0%	0.0%	0.0%	0.0%	0.4	0.3	0.5	0.3
Paul van Vlissingenstraat 16	Aug-05	Amsterdam, Netherlands	77,472	35,000	2,172	58.8%	58.8%	58.8%	58.8%	58.8%	0.8	0.5	0.5	0.3
2403 Walsh Street	Jun-05	Silicon Valley	103,940	—	2,172	100.0%	100.0%	100.0%	100.0%	100.0%	1.1	0.7	0.5	0.3
Manchester Technopark, Plot C1	Jun-08	Manchester, England	38,016	—	1,982	100.0%	100.0%	100.0%	100.0%	100.0%	0.4	0.3	0.5	0.3
4700 Old Ironsides Drive	Jun-05	Silicon Valley	90,139	—	1,884	100.0%	100.0%	100.0%	100.0%	100.0%	1.0	0.6	0.4	0.3
444 Toyama Drive	Sep-09	Silicon Valley	42,083	—	1,777	100.0%	100.0%	100.0%	100.0%	100.0%	0.5	0.3	0.4	0.3
4650 Old Ironsides Drive	Jun-05	Silicon Valley	84,383	—	1,763	100.0%	100.0%	100.0%	100.0%	100.0%	0.9	0.6	0.4	0.3
7505 Mason King Court	Nov-08	Northern Virginia	109,650	—	1,735	100.0%	100.0%	100.0%	100.0%	100.0%	1.2	0.7	0.4	0.3
29A International Business Park	Nov-10	Singapore	61,578	308,922	1,674	16.8%	N/A	N/A	N/A	N/A	0.7	0.4	0.4	0.2
Chemin de l’Epinglier 2	Nov-05	Geneva, Switzerland	59,190	—	1,646	100.0%	100.0%	100.0%	100.0%	100.0%	0.6	0.4	0.4	0.2
3015 Winona Avenue	Dec-04	Los Angeles	82,911	—	1,640	100.0%	100.0%	100.0%	100.0%	100.0%	0.9	0.6	0.4	0.2
251 Exchange Place	Nov-05	Northern Virginia	70,982	—	1,593	100.0%	100.0%	100.0%	100.0%	100.0%	0.8	0.5	0.4	0.2
6800 Millcreek Drive	Apr-06	Toronto, Canada	83,758	—	1,576	100.0%	100.0%	100.0%	100.0%	100.0%	0.9	0.6	0.4	0.2
900 Dorothy Drive	Aug-10	Dallas	56,176	—	1,475	100.0%	100.0%	N/A	N/A	N/A	0.6	0.4	0.3	0.2
43831 Devon Shafron Drive	Mar-07	Northern Virginia	117,071	—	1,472	100.0%	100.0%	100.0%	100.0%	100.0%	1.3	0.8	0.3	0.2
3300 East Birch Street	Aug-03	Los Angeles	68,807	—	1,458	100.0%	100.0%	100.0%	100.0%	100.0%	0.8	0.5	0.3	0.2
Clonshaugh Industrial Estate	Feb-06	Dublin, Ireland	20,000	—	1,445	100.0%	100.0%	100.0%	100.0%	100.0%	0.2	0.1	0.3	0.2
1125 Energy Park Drive	Mar-05	Minneapolis/St. Paul	112,827	—	1,437	100.0%	100.0%	100.0%	100.0%	100.0%	1.2	0.8	0.3	0.2
101 Aquila Way	Apr-06	Atlanta	313,581	—	1,411	100.0%	100.0%	100.0%	100.0%	100.0%	3.4	2.2	0.3	0.2
Gyroscoopweg 2E-2F	Jul-06	Amsterdam, Netherlands	55,585	—	1,177	100.0%	100.0%	100.0%	100.0%	100.0%	0.6	0.4	0.3	0.2
8100 Boone Boulevard	Oct-06	Northern Virginia	17,015	—	931	100.0%	100.0%	100.0%	100.0%	100.0%	0.2	0.1	0.2	0.1
600 Winter Street	Sep-06	Boston	30,400	—	810	100.0%	100.0%	100.0%	100.0%	100.0%	0.3	0.2	0.2	0.1
2300 NW 89th Place	Sep-06	Miami	64,174	—	635	100.0%	100.0%	100.0%	100.0%	100.0%	0.7	0.4	0.1	0.1
7620 Metro Center Drive	Dec-05	Austin	45,000	—	605	100.0%	100.0%	100.0%	100.0%	100.0%	0.5	0.3	0.1	0.1
4040 Lafayette Center Drive	Jul-10	Northern Virginia	30,333	—	376	100.0%	100.0%	N/A	N/A	N/A	0.3	0.2	0.1	0.1
3065 Gold Camp Drive	Oct-04	Sacramento	62,957	—	280	21.1%	21.1%	100.0%	100.0%	100.0%	0.7	0.4	0.1	0.0
1 St. Anne’s Boulevard	Dec-07	London, England	20,219	—	266	100.0%	100.0%	100.0%	100.0%	100.0%	0.2	0.1	0.1	0.0
Cateringweg 5	Jun-10	Amsterdam, Netherlands	—	55,972	—	0.0%	0.0%	0.0%	0.0%	0.0%	—	—	—	—
7500 Metro Center Drive	Dec-05	Austin	—	74,962	—	0.0%	0.0%	0.0%	0.0%	0.0%	—	—	—	—
650 Randolph Road	Jun-08	New York / New Jersey	—	127,790	—	0.0%	0.0%	0.0%	0.0%	0.0%	—	—	—	—
900 Quality Way	Sep-09	Dallas	—	112,253	—	0.0%	0.0%	0.0%	0.0%	0.0%	—	—	—	—
1400 N Bowser Way	Sep-09	Dallas	—	246,940	—	0.0%	0.0%	0.0%	0.0%	0.0%	—	—	—	—
1301 International Parkway	Sep-09	Dallas	—	20,500	—	0.0%	0.0%	0.0%	0.0%	0.0%	—	—	—	—
904 Quality Way	Sep-09	Dallas	—	46,750	—	0.0%	0.0%	0.0%	0.0%	0.0%	—	—	—	—
905 Quality Way	Sep-09	Dallas	—	249,657	—	0.0%	0.0%	0.0%	0.0%	0.0%	—	—	—	—
3105 & 3115 Alfred Street	May-10	Silicon Valley	—	49,858	—	0.0%	0.0%	0.0%	0.0%	0.0%	—	—	—	—
4050 Lafayette Center Drive	Jul-10	Northern Virginia	—	42,374	—	0.0%	0.0%	N/A	N/A	N/A	—	—	—	—
800 Central Expressway	Aug-10	Silicon Valley	—	150,000	—	0.0%	0.0%	N/A	N/A	N/A	—	—	—	—

			9,220,181	1,967,787	438,403	95.0%	95.6%	95.8%	96.3%	95.9%%	100.0%	63.1%	100.0%	62.9%

DIGITAL REALTY TRUST, INC.

Fourth Quarter 2010

Occupancy Analysis

As of December 31, 2010

(Dollar amounts in thousands)

							Occupancy (2)					Net Rentable Square Feet as a % of		Annualized Rent as a % of
Property	Acquisition date	Metropolitan Area	Net Rentable Square Feet		Redevelopment Space	Annualized Rent ($000) (1)	As of 12/31/10	As of 9/30/10	As of 6/30/10	As of 3/31/10	As of 12/31/09	Property Type	Total Portfolio	Property Type	Total Portfolio
Technology Manufacturing													—

													—
34551 Ardenwood Boulevard 1-4	Jan-03	Silicon Valley	307,657		—	9,077	100.0%	100.0%	100.0%	100.0%	100.0%	50.9%	2.1%	56.9%	1.3%
47700 Kato Road & 1055 Page Avenue	Sep-03	Silicon Valley	183,050		—	4,025	100.0%	100.0%	100.0%	100.0%	100.0%	30.3	1.3	25.2	0.6
2010 East Centennial Circle	May-03	Phoenix	113,405		—	2,852	100.0%	100.0%	100.0%	100.0%	100.0%	18.8	0.8	17.9	0.4
2 St. Anne’s Boulevard	Dec-07	London, England	—		30,612	—	0.0%	0.0%	0.0%	0.0%	0.0%	—	—	—	—

			604,112		30,612	15,954	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	4.2%	100.0%	2.3%
Technology Office

100 & 200 Quannapowitt Parkway	Jun-04	Boston	336,966		49,990	6,750	100.0%	94.9%	94.9%	94.9%	94.9%	66.4%	2.3%	71.7%	1.0%
1 Savvis Parkway	Aug-07	St Louis	156,000		—	2,644	100.0%	100.0%	100.0%	100.0%	100.0%	30.8	1.1	28.1	0.4
908 Quality Way	Sep-09	Dallas	14,400		—	24	100.0%	100.0%	100.0%	100.0%	0.0%	2.8	0.1	0.2	—

			507,366		49,990	9,418	100.0%	96.4%	96.4%	96.4%	97.0%	100.0%	3.5%	100.0%	1.4%

Portfolio Total/Weighted Average			14,584,914	(4)	2,166,848	$696,347	94.6%	95.0%	95.0%	95.2%	95.0%	100.0%	100.0%	100.0%	100.0%

(1)	Annualized rent represents the monthly contractual rent under existing leases as of December 31, 2010 multiplied by 12. We estimate the total net rentable square feet available for lease based on a number of factors in addition to contractually leased square feet, including available power, required support space and common area.
(2)	Occupancy excludes space held for redevelopment. For some of our properties, we calculate occupancy based on factors in addition to contractually leased square feet, including available power, required support space and common area.
(3)	Includes approximately 33,700 rentable square feet from a leasehold interest acquisition.
(4)	Net rentable square feet excludes 706,513 rentable square feet of space in unconsolidated joint ventures located at 2001 Sixth Avenue in Seattle, WA and 700/750 Central Expressway in Santa Clara, CA, which were 98.0% occupied in the aggregate as of December 31, 2010.

DIGITAL REALTY TRUST, INC.

Fourth Quarter 2010

Major Tenants

As of December 31, 2010

(Dollar amounts in thousands)

	Tenant	Number of Locations	Total Occupied Square Feet (1)	Percentage of Net Rentable Square Feet	Annualized Rent (2)	Percentage of Annualized Rent	Weighted Average Remaining Lease Term in Months

1	Savvis Communications	19	2,001,233	13.7%	$54,813	7.9%	101

2	Equinix Operating Company, Inc.	8	736,950	5.1%	$29,934	4.3%	87

3	Facebook, Inc.	4	229,007	1.6%	$29,683	4.3%	92

4	TelX Group, Inc.	11	202,987	1.4%	$23,341	3.4%	185

5	Morgan Stanley	5	155,481	1.1%	$23,099	3.3%	43

6	Qwest Communications International, Inc.	17	635,584	4.4%	$21,090	3.0%	70

7	NTT Communications Company	5	307,887	2.1%	$18,772	2.7%	53

8	AT & T	18	610,384	4.2%	$17,629	2.5%	94

9	Level 3 Communications, LLC	25	327,090	2.2%	$12,204	1.8%	117

10	Pfizer, Inc.	1	87,049	0.6%	$11,201	1.6%	84

11	Yahoo! Inc.	2	110,847	0.8%	$10,056	1.4%	82

12	Microsoft Corporation	3	329,254	2.3%	$10,028	1.4%	56

13	TATA Communications (UK)	2	105,366	0.7%	$9,925	1.4%	84

14	BT Americas, Inc.	3	67,685	0.5%	$9,285	1.3%	77

15	Sprint Communications Co., LP	6	173,319	1.2%	$9,159	1.3%	45

16	JPMorgan Chase & Co.	2	117,953	0.8%	$9,113	1.3%	137

17	eircom Limited	1	124,500	0.9%	$8,692	1.2%	103

18	T-Systems North America, Inc.	2	77,610	0.5%	$8,145	1.2%	39

19	Internap	4	56,583	0.4%	$8,099	1.2%	33

20	Carpathia Hosting	3	51,784	0.4%	$8,068	1.2%	77

	Total/Weighted Average		6,508,553	44.9%	$332,335	47.7%	89

(1)	Occupied square footage is defined as leases that have commenced on or before December 31, 2010. For some of our properties, we calculate occupancy based on factors in addition to contractually leased square feet, including available power, required support space and common area.
(2)	Annualized rent represents the monthly contractual rent under existing leases as of December 31, 2010 multiplied by 12. We estimate the total net rentable square feet available for lease based on a number of factors in addition to contractually leased square feet, including available power, required support space and common area.

DIGITAL REALTY TRUST, INC.

Fourth Quarter 2010

Lease Expirations and Lease Distribution

Lease Expirations

As of December 31, 2010

(Dollar amounts in thousands)

Year	Number of Leases Expiring (1)	Square Footage of Expiring Leases (2)	Percentage of Net Rentable Square Feet (2)	Annualized Rent (3)	Percentage of Annualized Rent	Annualized Rent Per Occupied Square Foot	Annualized Rent Per Occupied Square Foot at Expiration	Annualized Rent at Expiration

Available		789,108	5.4%	$—	0.00%
2011	416	1,234,914	8.5%	$55,876	8.02%	$45.25	$45.05	$55,632
2012	210	319,327	2.2%	$31,157	4.47%	$97.57	$101.47	$32,403
2013	177	1,202,772	8.3%	$77,625	11.15%	$64.54	$68.25	$82,093
2014	138	1,285,503	8.8%	$83,863	12.04%	$65.24	$72.21	$92,821
2015	121	2,101,513	14.4%	$86,243	12.39%	$41.04	$45.34	$95,277
2016	83	1,147,835	7.9%	$48,433	6.96%	$42.20	$48.76	$55,968
2017	48	853,541	5.9%	$32,937	4.73%	$38.59	$44.51	$37,990
2018	72	812,978	5.6%	$41,234	5.92%	$50.72	$64.23	$52,215
2019	71	1,587,175	10.9%	$92,617	13.30%	$58.35	$71.67	$113,752
2020	63	758,263	5.2%	$47,943	6.88%	$63.23	$84.77	$64,276
Thereafter	141	2,484,687	16.9%	$98,418	14.13%	$39.61	$59.38	$147,546

Portfolio Total / Weighted Average	1,540	14,577,616	100.0%	$696,346	100.0%	$50.50	$60.19	$829,973

Lease Distribution

As of December 31, 2010

(Dollar amounts in thousands)

Square Feet Under Lease	Number of Leases (1)	Percentage of All Leases	Total Net Rentable Square Feet (2)	Percentage of Net Rentable Square Feet (2)	Annualized Rent (3)	Percentage of Annualized Rent

Available			789,108	5.4%	$—	0.00%
2,500 or less	1,011	65.7%	437,892	3.0%	$53,289	7.65%
2,501 - 10,000	262	17.0%	1,515,864	10.4%	$127,578	18.32%
10,001 - 20,000	107	6.9%	1,851,657	12.7%	$132,989	19.10%
20,001 - 40,000	78	5.1%	2,342,021	16.1%	$140,334	20.15%
40,001 - 100,000	54	3.5%	3,519,913	24.1%	$136,174	19.56%
Greater than 100,000	28	1.8%	4,121,161	28.3%	$105,980	15.22%

Portfolio Total	1,540	100.0%	14,577,616	100.0%	$696,344	100.0%

(1)	Includes license and similar agreements that upon expiration will be automatically renewed, mostly on a month-to-month basis. Number of leases represents the leased-unit count; a lease could include multiple units.
(2)	For some of our properties, we calculate square footage based on factors in addition to contractually leased square feet, including available power, required support space and common area.
(3)	Annualized rent represents the monthly contractual rent under existing leases as of December 31, 2010 multiplied by 12. We estimate the total net rentable square feet available for lease based on a number of factors in addition to contractually leased square feet, including available power, required support space and common area.

DIGITAL REALTY TRUST, INC.

Fourth Quarter 2010

Lease Expirations - By Product Type

As of December 31, 2010

(Dollar amounts in thousands)

TURN-KEY DATACENTER®

Year	Number of Leases Expiring (1)	Square Footage of Expiring Leases (2)	Percentage of Net Rentable Square Feet (2)	Annualized Rent (3)	Percentage of Annualized Rent	Annualized Rent Per Occupied Square Foot	Annualized Rent Per Occupied Square Foot at Expiration	Annualized Rent at Expiration

Available		210,142	1.4%	$—	0.0%
2011	269	214,355	1.5%	$38,527	5.5%	$179.73	$178.55	$38,273
2012	128	150,404	1.0%	$24,666	3.5%	$164.00	$171.39	$25,778
2013	94	412,310	2.8%	$56,380	8.1%	$136.74	$145.61	$60,036
2014	46	327,819	2.2%	$50,762	7.3%	$154.85	$174.61	$57,240
2015	35	185,609	1.3%	$22,540	3.2%	$121.44	$134.84	$25,027
2016	29	224,643	1.5%	$20,820	3.0%	$92.68	$108.59	$24,394
2017	8	140,736	1.0%	$13,926	2.0%	$98.95	$112.57	$15,842
2018	31	232,731	1.6%	$23,622	3.4%	$101.50	$137.97	$32,110
2019	23	387,153	2.7%	$53,838	7.7%	$139.06	$172.67	$66,849
2020	23	286,881	2.0%	$32,018	4.6%	$111.61	$151.87	$43,570
Thereafter	39	430,364	3.0%	$36,481	5.2%	$84.77	$141.02	$60,690

Portfolio Total / Weighted Average	725	3,203,147	22.0%	$373,580	53.5%	$124.82	$150.29	$449,809

POWERED BASE BUILDING®

Year	Number of Leases Expiring (1)	Square Footage of Expiring Leases (2)	Percentage of Net Rentable Square Feet (2)	Annualized Rent (3)	Percentage of Annualized Rent	Annualized Rent Per Occupied Square Foot	Annualized Rent Per Occupied Square Foot at Expiration	Annualized Rent at Expiration

Available		303,602	2.1%	$—	0.0%
2011	62	442,472	3.0%	$5,554	0.8%	$12.55	$12.57	$5,561
2012	37	78,566	0.5%	$4,945	0.7%	$62.94	$64.20	$5,044
2013	41	494,029	3.4%	$14,903	2.1%	$30.17	$30.80	$15,218
2014	47	677,484	4.6%	$28,540	4.1%	$42.13	$45.43	$30,775
2015	51	1,659,172	11.4%	$54,255	7.8%	$32.70	$36.45	$60,474
2016	31	793,131	5.4%	$26,204	3.8%	$33.04	$37.46	$29,710
2017	12	156,566	1.1%	$7,163	1.0%	$45.75	$56.29	$8,813
2018	9	359,964	2.5%	$12,939	1.9%	$35.95	$40.28	$14,501
2019	21	1,133,240	7.8%	$37,469	5.4%	$33.06	$39.94	$45,259
2020	24	376,221	2.6%	$14,313	2.1%	$38.04	$49.65	$18,681
Thereafter	60	1,814,307	12.4%	$58,934	8.5%	$32.48	$45.31	$82,200

Portfolio Total / Weighted Average	395	8,288,754	56.8%	$265,219	38.2%	$33.21	$39.60	$316,236

NON-TECHNICAL

Year	Number of Leases Expiring (1)	Square Footage of Expiring Leases (2)	Percentage of Net Rentable Square Feet (2)	Annualized Rent (3)	Percentage of Annualized Rent	Annualized Rent Per Occupied Square Foot	Annualized Rent Per Occupied Square Foot at Expiration	Annualized Rent at Expiration

Available		275,364	1.9%	$—	0.0%
2011	85	578,087	4.0%	$11,795	1.7%	$20.40	$20.41	$11,798
2012	45	90,357	0.6%	$1,547	0.2%	$17.12	$17.50	$1,581
2013	42	296,433	2.0%	$6,341	0.9%	$21.39	$23.07	$6,839
2014	45	280,200	1.9%	$4,561	0.7%	$16.28	$17.15	$4,806
2015	35	256,732	1.8%	$9,448	1.4%	$36.80	$38.08	$9,776
2016	23	130,061	0.9%	$1,410	0.2%	$10.84	$14.34	$1,865
2017	28	556,239	3.8%	$11,847	1.7%	$21.30	$23.97	$13,334
2018	32	220,283	1.5%	$4,673	0.7%	$21.21	$25.44	$5,605
2019	27	66,782	0.5%	$1,310	0.2%	$19.62	$24.62	$1,644
2020	16	95,161	0.7%	$1,612	0.2%	$16.94	$21.28	$2,025
Thereafter	42	240,016	1.6%	$3,003	0.4%	$12.51	$19.39	$4,655

Portfolio Total / Weighted Average	420	3,085,715	21.2%	$57,547	8.3%	$20.48	$22.75	$63,928

(1)	Includes license and similar agreements that upon expiration will be automatically renewed, mostly on a month-to-month basis. Number of leases represents the leased-unit count; a lease could include multiple units.
(2)	For some of our properties, we calculate square footage based on factors in addition to contractually leased square feet, including available power, required support space and common area.
(3)	Annualized rent represents the monthly contractual rent under existing leases as of December 31, 2010 multiplied by 12. We estimate the total net rentable square feet available for lease based on a number of factors in addition to contractually leased square feet, including available power, required support space and common area.

DIGITAL REALTY TRUST, INC.

Fourth Quarter 2010

Leasing Activity

As of December 31, 2010

	For the Three Months Ended December 31, 2010 (4)	% Leased
Occupied Square Feet as of September 30, 2010 (1)	13,729,344	94.1%

4Q 2010 Acquisitions:
29A International Business Park	10,333

Occupied Square Feet including 4Q 2010 Acquisitions (1)	13,739,677	94.2%
Expirations, Terminations and Reductions	(85,670)	(0.6%)
New Leases and Expansions	141,513	1.0%
Remeasurements (2)	286	0.0%

Occupied Square Feet as of December 31, 2010 (1)	13,795,806	94.6%

GAAP Rent (3)
Expiring Rent per Square Foot		$100.15
New Rent per Square Foot		$149.29

Weighted Average Lease Term—New (in months)		90

(1)	Occupancy excludes space held for redevelopment. For some of our properties, we calculate occupancy based on factors in addition to contractually leased square feet, including available power, required support space and common area.

(2)	Represents remeasuring of building and/or specific areas to Building Owners and Managers Association (BOMA) standards.

(3)	Represents estimated cash rent adjusted for straight-line rents in accordance with GAAP.

(4)	For some of our properties, we calculate square footage based on factors in addition to contractually leased square feet, including available power, required support space and common area.

DIGITAL REALTY TRUST, INC.

Fourth Quarter 2010

Tenant Improvements and Leasing Commissions

	Three Months Ended				Full Year 2009
	12/31/2010	9/30/2010	6/30/2010	3/31/2010
Renewals (1)

Number of renewals	13	20	15	15	84
Square feet (2)	504,899	123,508	92,982	100,167	1,169,266
Tenant improvement costs per square foot (3)	$2.26	$1.68	$0.82	$1.25	$1.10
Leasing commission costs per square foot (3)	$2.18	$20.10	$9.99	$5.82	$6.99

Total renewal lease costs per square foot	$4.43	$21.78	$10.82	$7.07	$8.09

New Leases (4)

Number of non-redevelopment leases	15	17	18	12	47
Non-Redevelopment square feet (2)	83,259	106,258	23,125	9,235	199,576
Non-Redevelopment tenant improvement costs per square foot (3)	$4.05	$2.67	$—	$5.41	$3.91
Non-Redevelopment leasing commission costs per square foot (3)	$1.30	$9.52	$16.75	$9.41	$5.05
Number of redevelopment leases	12	17	13	8	56
Redevelopment square feet (2)	58,254	122,616	140,885	106,648	557,480
Redevelopment tenant improvement costs per square foot (3) (5)	$—	$4.89	$27.87	$6.43	$3.81
Redevelopment leasing commission costs per square foot (3)	$9.96	$18.06	$15.45	$13.77	$14.36

Total number of leases	27	34	31	20	103
Total square feet (2)	141,513	228,874	164,010	115,883	757,056
Total new lease costs per square foot	$7.24	$17.96	$39.57	$19.78	$15.74

Total (6)

Number of leases	40	54	46	35	187
Square feet (2)	646,412	352,382	256,992	216,050	1,926,321
Tenant improvement costs per square foot (3)	$2.28	$3.10	$15.58	$3.99	$2.17
Leasing commission costs per square foot (3)	$2.77	$16.20	$13.59	$9.90	$8.92

Total costs per square foot	$5.05	$19.30	$29.17	$13.89	$11.09

(1)	Does not include retained tenants that have relocated to new space or expanded into new space.
(2)	For some of our properties, we calculate square footage based on factors in addition to contractually leased square feet, including available power, required support space and common area.
(3)	Assumes all tenant improvement and leasing commissions are paid in the calendar year in which the lease commences, which may be different than the year in which they are actually paid.
(4)	Includes retained tenants that have relocated to new space or expanded into new space within our portfolio.
(5)	Redevelopment tenant improvement costs include tenant-specific building improvements for square footage designated as space held for redevelopment; however, they do not include redevelopment costs.
(6)	Recent property acquisitions may make a period-over-period comparison difficult. For a list of the acquisition dates of our properties, see page 20.

DIGITAL REALTY TRUST, INC.

Fourth Quarter 2010

Historical Capital Expenditures

	Three Months Ended
	12/31/2010	9/30/2010	6/30/2010	3/31/2010	12/31/2009	9/30/2009	6/30/2009	3/31/2009

Recurring capital expenditures (1) (2)	$7,464,000	$3,660,000	$5,044,000	$5,180,000	$7,049,000	$4,803,000	$9,628,000	$4,779,000
Non-recurring capital expenditures (2)	$127,942,000	$81,816,000	$74,735,000	$54,743,000	$56,967,000	$66,272,000	$88,605,000	$125,530,000
Total net rentable square feet at period end excluding redevelopment space (3)	14,584,914	14,456,127	13,270,035	13,211,992	12,573,634	11,964,522	11,854,886	11,784,573

(1)	Recurring capital expenditures represent non-incremental building improvements required to maintain current revenues along with leasing commissions. Recurring capital expenditures do not include acquisition capital that was taken into consideration when underwriting the purchase of a building or which are incurred to bring a building up to “operating standard”.
(2)	Recent property acquisitions may make a period-over-period comparison difficult. For a list of the acquisition dates of our properties, see page 20.
(3)	For some of our properties, we calculate square footage based on factors in addition to contractually leased square feet, including available power, required support space and common area.

DIGITAL REALTY TRUST, INC.

Fourth Quarter 2010

Redevelopment Activity

For the quarter ended December 31, 2010

(Square feet)

Activity for the quarter ended December 31, 2010	US	Europe	Total	% Leased (1)

Redevelopment Space as of September 30, 2010	1,715,680	209,455	1,925,135

Acquired Redevelopment Space and New Construction Space	49,990	308,922	358,912

Converted Redevelopment Space:

Turn-Key Datacenter®	(53,831)	(24,975)	(78,806)	30.4%

Powered Base Building®	(37,893)	(500)	(38,393)	98.7%

Remeasurement Adjustments	—	—	—

Redevelopment Space as of December 31, 2010	1,673,946	492,902	2,166,848

Redevelopment Space Under Construction at Quarter End	US	International	Total	% Leased (2)

Turn-Key Datacenter®	199,262	47,187	246,449	46.9%

Build-to-Suit	—	55,972	55,972	100.0%

Powered Base Building®	222,826	6,661	229,487	34.6%

Redevelopment Space Under Construction as of December 31, 2010	422,088	109,820	531,908

Development Space Under Construction at Quarter End (3)	US	International	Total	% Leased (2)

Turn-Key Datacenter®	80,204	—	80,204	0.0%

Build-to-Suit	—	—	—	0.0%

Powered Base Building®	384,972	—	384,972	43.4%

Space Under Construction as of December 31, 2010	465,176	—	465,176

Pre-Construction at Quarter End (4)	US	International	Total	% Leased (2)

Turn-Key Datacenter®	30,000	33,464	63,464	0.0%

Build-to-Suit	—	—	—

Powered Base Building®	—	—	—

Pre-Construction as of December 31, 2010	30,000	33,464	63,464

(1)	Defined as leases that have commenced on or before December 31, 2010.
(2)	Defined as leases that were signed on or before December 31, 2010.
(3)	Represents space that is ground up development and is in addition to our redevelopment space.
(4)	Includes both redevelopment and development space.

DIGITAL REALTY TRUST, INC.

Fourth Quarter 2010

CONSTRUCTION PROJECTS IN PROGRESS AND TOTAL ESTIMATED COST

For the quarter ended December 31, 2010

(Dollar amounts in thousands)

	NET RENTABLE SQUARE FOOTAGE (1)	DIRECT PROJECT COST - SPENT TO DATE	DIRECT PROJECT COST - TO BE SPENT	DIRECT PROJECT TOTAL ESTIMATED COST
Turn-Key Datacenter® and Build-to-Suit Under Construction as of December 31, 2010	382,625	$84,900	$168,602	$253,502
Powered Base Building® Under Construction as of December 31, 2010	614,459	11,783	70,674	82,457
Common Building Improvements	—	49,963	105,620	155,583
Pre-Construction as of December 31, 2010	63,464	1,878	36,654	38,532
Equipment Pool	—	8,711	6,289	15,000

TOTAL	1,060,548	$157,235	$387,839	$545,074

(1)	For some of our properties, we calculate square footage based on factors in addition to contractually leased square feet, including available power, required support space and common area.

DIGITAL REALTY TRUST, INC.

Fourth Quarter 2010

Management Statements on Non-GAAP Supplemental Measures

Funds from Operations:

We calculate funds from operations, or FFO, in accordance with the standards established by the National Association of Real Estate Investment Trusts, or NAREIT. FFO represents net income (loss) (computed in accordance with GAAP), excluding gains (or losses) from sales of property, real estate related depreciation and amortization (excluding amortization of deferred financing costs) and after adjustments for unconsolidated partnerships and joint ventures. Management uses FFO as a supplemental performance measure because, in excluding real estate related depreciation and amortization and gains and losses from property dispositions and after adjustments for unconsolidated partnerships and joint ventures, it provides a performance measure that, when compared year over year, captures trends in occupancy rates, rental rates and operating costs. We also believe that, as a widely recognized measure of the performance of REITs, FFO will be used by investors as a basis to compare our operating performance with that of other REITs. However, because FFO excludes depreciation and amortization and captures neither the changes in the value of our properties that result from use or market conditions, nor the level of capital expenditures and capitalized leasing commissions necessary to maintain the operating performance of our properties, all of which have real economic effect and could materially impact our financial condition and results from operations, the utility of FFO as a measure of our performance is limited. Other REITs may not calculate FFO in accordance with the NAREIT definition and, accordingly, our FFO may not be comparable to such other REITs’ FFO. Accordingly, FFO should be considered only as a supplement to net income computed in accordance with GAAP as a measure of our performance.

Adjusted Funds from Operations:

We present adjusted funds from operations, or AFFO, as a supplemental operating measure because, when compared year over year, it assesses our ability to fund dividend and distribution requirements from our operating activities. We also believe that, as a widely recognized measure of the operations of REITs, AFFO will be used by investors as a basis to assess our ability to fund dividend payments in comparison to other REITs, including on a per share and unit basis. We calculate AFFO by adding to or subtracting from FFO (i) non-real estate depreciation, (ii) amortization of deferred financing costs, (iii) non-cash compensation, (iv) straight line rents, (v) fair value of lease revenue amortization, (vi) capitalized leasing payroll, (vii) recurring tenant improvements, (viii) capitalized leasing commissions and (ix) costs of redeeming our preferred stock. Other equity REITs may not calculate AFFO in a consistent manner. Accordingly, our AFFO may not be comparable to other REITs’ AFFO. AFFO should be considered only as a supplement to net income computed in accordance with GAAP as a measure of our performance.

EBITDA and Adjusted EBITDA:

We believe that earnings before interest expense, income taxes, depreciation and amortization, or EBITDA, and Adjusted EBITDA (as defined below), are useful supplemental performance measures because they allow investors to view our performance without the impact of non-cash depreciation and amortization or the cost of debt and, with respect to Adjusted EBITDA, preferred dividends and noncontrolling interests. Adjusted EBITDA is EBITDA excluding noncontrolling interests, preferred stock dividends and costs of redeeming our preferred stock. In addition, we believe EBITDA and Adjusted EBITDA are frequently used by securities analysts, investors and other interested parties in the evaluation of REITs. Because EBITDA and Adjusted EBITDA are calculated before recurring cash charges including interest expense and income taxes, exclude capitalized costs, such as leasing commissions, and are not adjusted for capital expenditures or other recurring cash requirements of our business, their utility as a measure of our performance is limited. Other REITs may calculate EBITDA and Adjusted EBITDA differently than we do; accordingly, our EBITDA and Adjusted EBITDA may not comparable to such other REITs’ EBITDA and Adjusted EBITDA. Accordingly, EBITDA and Adjusted EBITDA should be considered only as supplements to net income (computed in accordance with GAAP) as a measure of our financial performance.

NOI and Run-rate NOI:

Net Operating Income (NOI)

NOI represents rental revenue and tenant reimbursement revenue less rental property operating and maintenance expenses, property taxes and insurance expenses (as reflected in the statement of operations). NOI is commonly used by stockholders, company management and industry analysts as a measurement of operating performance of the company’s rental portfolio. However, because NOI excludes depreciation and amortization and captures neither the changes in the value of our properties that result from use or market conditions, nor the level of capital expenditures and capitalized leasing commissions necessary to maintain the operating performance of our properties, all of which have real economic effect and could materially impact our results from operations, the utility of NOI as a measure of our performance is limited. Other REITs may not calculate NOI in the same manner we do and, accordingly, our NOI may not be comparable to such other REITs’ NOI. Accordingly, NOI should be considered only as a supplement to net income computed in accordance with GAAP as a measure of our performance.

Run-rate NOI:

Run-rate NOI represents NOI as defined above adjusted for new acquisitions to show an estimate of NOI as if the property had been owned for the entire quarter. Run-rate NOI is commonly used by stockholders, company management and industry analysts as a measurement of future operating performance of the company’s rental portfolio. Run-rate NOI may not be indicative of future performance. Actual performance is subject to risks, uncertainties and assumptions. See the discussion of forward-looking statements on page 3. Other REITs may not calculate Run-rate NOI in the same manner we do and, accordingly, our Run-rate NOI may not be comparable to such other REITs’ Run-rate NOI. Accordingly, Run-rate NOI should be considered only as a supplement to net income computed in accordance with GAAP as a measure of our performance.